              --------------------------------------------------
                                 SMITH BARNEY
                                 INTERMEDIATE
                              MATURITY CALIFORNIA
                                MUNICIPALS FUND
              --------------------------------------------------

                                  |  SEMI-ANNUAL REPORT  |  MAY 31, 2001



                               [LOGO]Smith Barney
                                     Mutual Funds
                Your Serious Money. Professionally Managed./SM/

           --------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
           --------------------------------------------------------

Dear Shareholder:

We are pleased to present the semi-annual report for the Smith Barney Intermediate Maturity California Municipals Fund ("Fund") for the period ended May 31, 2001. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline the Fund's investment strategy. We hope that you find this report to be useful and informative.

[PHOTO]
HEATH B. MCLENDON
Chairman

[PHOTO]
JOSEPH P. DEANE
Vice President and Investment Officer


Performance Update

For the six months ended May 31, 2001, the Fund's Class A shares without and with sales charges returned 3.80% and 1.67%, respectively. In comparison, the Lehman Brothers Municipal Bond Index/1/ returned 4.73% for the same period. Past performance is not indicative of future results.

Market Review

The past six months have been an interesting and somewhat unsure time for all securities markets. The specter of economic weakness continued to overshadow the bond and stock markets. While the primary focus of the Federal Reserve Board ("Fed") has historically been on fighting inflation, today's Fed has a different challenge. Inflation indicators appear benign at the moment. Concern about a possible recession, however, has continued to dominate Fed Chairman Alan Greenspan's attention, and we expect it will remain a central focus of Fed policy over the coming months.

The Fed's response to the threat of recession led it to lower short-term interest rates, starting in January 2001. In our view, there may be room for additional easing before the Fed adopts a neutral bias toward rates. We believe that the combination of declining interest rates, coupled with the tax relief package approved by Congress in May, may be the main influences driving bond market performance for the balance of 2001.

--------
1 The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year. Please note that an investor cannot invest directly in an index.


1 Intermediate Maturity California Municipals Fund | 2001 Semi-Annual Report to
                                 Shareholders

California Economic Highlights/2/

The state of California has been struggling with its own unique problem in its energy crisis. Brought on by higher than anticipated wholesale energy prices and the lack of generating capacity throughout the state, California has been faced with power disruptions. In an effort to avoid the long-term economic damage that blackouts could bring, the state has proposed buying electricity via long-term contracts that would allow California to manage demand for its power needs more efficiently. This would require the state to authorize the Department of Water Resources to borrow the money needed to enter into these power contracts.

Although this plan is still in its preliminary stages, the state expects to clear all necessary legislative hurdles by the end of August 2001. As the new supply enters the market, we believe it will be priced attractively to ensure that it will be met with strong demand. With this scenario in mind, we continue to hold high quality issues with long call protection and an average maturity of seven years. Until we are clearly in a solid economic recovery, this strategy should remain constant. It will allow us to participate in any market rally through year-end, while maintaining low credit risk.

Investment Strategy

The Fund seeks to provide California investors with as high a level of current income exempt from federal income taxes and California state income taxes as is consistent with the preservation of principal./3/

For the Fund, we continue to seek high quality credits with a high level of call protection and an average maturity of seven years. We plan to pursue this course until it becomes apparent that an economic recovery is on the way. We believe this strategy gives the Fund reasonable upside potential in the municipal bond market with relatively low credit risk.

Market Outlook

Over the last six months, bond prices in the intermediate range of the market have held up well as the yield curve has steepened and longer maturity bonds have sold off. We expect new issue volume to continue to be relatively low in the second half of the year, allowing prices to rise. While we do anticipate an

--------
2 Source: Fitch IBCA, Duff & Phelps.
3 Please note a portion of the income from this Fund may be subject to the Alternative Minimum Tax ("AMT").


2 Intermediate Maturity California Municipals Fund | 2001 Semi-Annual Report to
                                 Shareholders
eventual economic recovery, we differ with some economic pundits as to its strength and timing. We believe a recovery will be longer in arriving and more tepid than investors have become used to in the last several years. With the favorable supply and demand characteristics of the municipal market and slower economic growth keeping inflation in check, our outlook for the Fund's performance is positive for the balance of the year.

Thank you for your investment in the Smith Barney Intermediate Maturity California Municipals Fund.

Sincerely,

/s/ Heath B. McLendon /s/ Joseph Deane
Heath B. McLendon     Joseph P. Deane
Chairman              Vice President and
                      Investment Officer

June 15, 2001

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 8 through 11 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of May 31, 2001 and is subject to change.



3 Intermediate Maturity California Municipals Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Historical Performance -- Class A Shares



                      Net Asset Value
                    -------------------
                    Beginning    End     Income   Capital Gain     Total
Period Ended        of Period of Period Dividends Distributions Returns/(1)/

-----------------------------------------------------------------------------
5/31/01               $8.58     $8.71     $0.19       $0.00         3.80%+
-----------------------------------------------------------------------------
11/30/00               8.42      8.58      0.38        0.00         6.64
-----------------------------------------------------------------------------
11/30/99               8.85      8.42      0.37        0.00        (0.70)
-----------------------------------------------------------------------------
11/30/98               8.66      8.85      0.39        0.00         6.78
-----------------------------------------------------------------------------
11/30/97               8.55      8.66      0.40        0.00         6.13
-----------------------------------------------------------------------------
11/30/96               8.53      8.55      0.40        0.00         5.05
-----------------------------------------------------------------------------
11/30/95               7.80      8.53      0.40        0.00        14.84
-----------------------------------------------------------------------------
11/30/94               8.50      7.80      0.39        0.01        (3.65)
-----------------------------------------------------------------------------
11/30/93               8.04      8.50      0.39        0.00        10.70
-----------------------------------------------------------------------------
Inception*-11/30/92    7.90      8.04      0.35        0.00         6.33+
-----------------------------------------------------------------------------
Total                                     $3.66       $0.01
-----------------------------------------------------------------------------

 Historical Performance -- Class L Shares

                      Net Asset Value
                    -------------------
                    Beginning    End     Income   Capital Gain     Total
Period Ended        of Period of Period Dividends Distributions Returns/(1)/

-----------------------------------------------------------------------------
5/31/01               $8.58     $8.70     $0.19       $0.00         3.58%+
-----------------------------------------------------------------------------
11/30/00               8.42      8.58      0.37        0.00         6.42
-----------------------------------------------------------------------------
11/30/99               8.84      8.42      0.35        0.00        (0.79)
-----------------------------------------------------------------------------
11/30/98               8.65      8.84      0.37        0.00         6.57
-----------------------------------------------------------------------------
11/30/97               8.54      8.65      0.38        0.00         5.92
-----------------------------------------------------------------------------
11/30/96               8.52      8.54      0.38        0.00         4.84
-----------------------------------------------------------------------------
11/30/95               7.80      8.52      0.38        0.00        14.36
-----------------------------------------------------------------------------
Inception*-11/30/94    7.76      7.80      0.02        0.00         0.72+
-----------------------------------------------------------------------------
Total                                     $2.44       $0.00
-----------------------------------------------------------------------------

 Historical Performance -- Class Y Shares

                      Net Asset Value
                    -------------------
                    Beginning    End     Income   Capital Gain     Total
Period Ended        of Period of Period Dividends Distributions Returns/(1)/

-----------------------------------------------------------------------------
5/31/01               $8.60     $8.72     $0.20       $0.00         3.77%+
-----------------------------------------------------------------------------
11/30/00               8.44      8.60      0.40        0.00         6.82
-----------------------------------------------------------------------------
11/30/99               8.86      8.44      0.39        0.00        (0.40)
-----------------------------------------------------------------------------
11/30/98               8.66      8.86      0.40        0.00         7.09
-----------------------------------------------------------------------------
11/30/97               8.56      8.66      0.42        0.00         6.20
-----------------------------------------------------------------------------
11/30/96               8.54      8.56      0.41        0.00         5.22
-----------------------------------------------------------------------------
Inception*-11/30/95    8.39      8.54      0.09        0.00         2.92+
-----------------------------------------------------------------------------
Total                                     $2.31       $0.00
-----------------------------------------------------------------------------

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.


4 Intermediate Maturity California Municipals Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Average Annual Total Returns



                           Without Sales Charges/(1)/
                           -------------------------
                           Class A   Class L  Class Y

------------------------------------------------------
Six Months Ended 5/31/01+    3.80%     3.58%   3.77%
----------------------------------------------------
Year Ended 5/31/01           9.49      9.28    9.67
----------------------------------------------------
Five Years Ended 5/31/01     5.53      5.32    5.72
----------------------------------------------------
Inception* through 5/31/01   5.83      6.27    5.51
----------------------------------------------------

                           With Sales Charges/(2)/
                           -----------------------
                           Class A Class L Class Y

---------------------------------------------------
Six Months Ended 5/31/01+   1.67%   1.51%   3.77%
--------------------------------------------------
Year Ended 5/31/01          7.30    7.24    9.67
--------------------------------------------------
Five Years Ended 5/31/01    5.11    5.12    5.72
--------------------------------------------------
Inception* through 5/31/01  5.60    6.11    5.51
--------------------------------------------------

 Cumulative Total Returns

                                             Without Sales Charges/(1)/

        ----------------------------------------------------------------
        Class A (Inception* through 5/31/01)           70.45%
        ---------------------------------------------------------------
        Class L (Inception* through 5/31/01)           49.06
        ---------------------------------------------------------------
        Class Y (Inception* through 5/31/01)           35.98
        ---------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 2.00% and 1.00%, respectively. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase.
 + Total return is not annualized, as it may not be representative of the total return for the year.
 * Inception dates for Class A, L and Y shares are December 31, 1991, November 8, 1994 and September 8, 1995, respectively.


5 Intermediate Maturity California Municipals Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Historical Performance (unaudited)


              Growth of $10,000 Invested in Class A Shares of the
         Smith Barney Intermediate Maturity California Municipals Fund
                 vs. Lehman Brothers Municipal Bond Index and
          Lipper California Intermediate Municipal Debt Fund Average+

           --------------------------------------------------------

                           December 1991 -- May 2001


                                              [CHART]

                Smith Barney                              Lipper California
                Intermediate Maturity   Lehman Brothers   Intermediate
                California Municipals   Municipal Bond    Municipal Debt Fund
                Fund                    Index             Average
  12/31/1991            9,801              10,000              10,000
  11/92                10,422              10,772              10,623
  11/93                11,537              11,967              11,682
  11/94                11,116              11,338              11,246
  11/95                12,766              13,481              12,910
  11/96                13,411              14,274              13,566
  11/97                14,233              15,297              14,307
  11/98                15,199              16,485              15,261
  11/99                15,092              16,308              15,180
  11/00                16,094              17,642              16,229
  5/31/2001            16,706              18,477              17,159



+ Hypothetical illustration of $10,000 invested in Class A shares at inception on December 31, 1991, assuming deduction of the maximum 2.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through May 31, 2001. The Lehman Brothers Municipal Bond Index is a broad-based, total return index comprised of investment-grade, fixed rate municipal bonds selected from issues larger than $50 million dated since January 1984. The Lipper California Intermediate Municipal Debt Fund Average is composed of an average of the Fund's peer group of mutual funds (34 funds as of May 31, 2001) investing in intermediate maturity California tax-exempt bonds. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


6 Intermediate Maturity California Municipals Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Historical Performance (unaudited)


                             Portfolio Breakdown*

                                    [CHART]

                           Education            8.1%
                           General Obligation  12.2%
                           Hospital            13.3%
                           Housing             13.4%
                           Miscellaneous       19.4%
                           Solid Waste          3.9%
                           Tax Allocation       4.2%
                           Transportation      12.7%
                           Water & Sewer       12.8%


                  Summary of Investments by Combined Ratings*

               Standard &   Percentage of
Moody's and/or   Poor's   Total Investments

--------------------------------------------
  Aaa             AAA            61.5%
  Aa              AA             17.6
   A               A              7.8
  Baa             BBB            12.0
  NR              NR              1.1
                                -----
                                100.0%
                                =====



--------
* As a percentage of total investments. All information is as of May 31, 2001. Please note that the Fund's holdings are subject to change.



7 Intermediate Maturity California Municipals Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Schedule of Investments (unaudited)                               May 31, 2001


   FACE
  AMOUNT     RATING(a)                           SECURITY                               VALUE

-------------------------------------------------------------------------------------------------
   Education -- 8.1%
                       California Educational Facilities Authority Revenue:
$   945,000 AAA          College of Osteopathic Medicine, CONNIE LEE-Insured,
                          5.550% due 6/1/06                                          $ 1,028,869
    320,000 A2*          Loyola Marymount University, Series B,
                          (Pre-Refunded -- Escrowed with U.S. government
                          securities to 10/1/02 Call @ 102), 6.300% due 10/1/03 (b)      340,400
    200,000 A2*          Mills College, (Escrowed to maturity with U.S. government
                          securities), 6.500% due 9/1/02 (b)                             209,000
    500,000 AA+          University of Southern California, 5.300% due 10/1/04           531,250
  1,000,000 Aa2*       California State Public Works Board, Lease Revenue,
                        (California State University Project), Series B,
                        5.450% due 9/1/14                                              1,038,750
-------------------------------------------------------------------------------------------------
                                                                                       3,148,269
-------------------------------------------------------------------------------------------------
   General Obligation -- 12.2%
                       California State GO:
    200,000 Aa3*         6.000% due 9/1/03                                               211,250
  1,250,000 AAA          Veterans Bonds, Series BL, FSA-Insured,
                          4.950% due 12/1/08 (c)                                       1,298,438
    285,000 AAA        Kern High School District GO, Series C, MBIA-Insured,
                        (Escrowed to maturity with U.S. government securities)
                        8.750% due 8/1/03                                                318,844
    475,000 AA         Los Angeles GO, Series B, 5.000% due 9/1/10                       501,719
                       Mojave Water Agency Improvement District GO,
                        Morongo Basin:
    250,000 AAA           Escrowed to maturity with U.S. government securities,
                           6.250% due 9/1/02                                             260,625
    280,000 AAA           Pre-Refunded -- Escrowed with U.S. government securities
                           to 9/1/02 Call @ 102, 6.375% due 9/1/03                       297,850
    300,000 Aa3*       Torrance Unified School District GO, Series A,
                        4.250% due 8/1/11                                                297,375
  1,500,000 AAA        Visalia Unified School District GO, Series A, FGIC-Insured,
                        4.900% due 8/1/12                                              1,548,750
-------------------------------------------------------------------------------------------------
                                                                                       4,734,851
-------------------------------------------------------------------------------------------------
   Hospital -- 13.3%
    125,000 AAA        Arlington Community Hospital Corp. Revenue,
                        (Escrowed to maturity with U.S. government securities),
                        8.000% due 6/1/04                                                133,281
                       California Health Facilities Financing Authority Revenue:
    700,000 AAA          Kaiser Permanente, Series B, AMBAC-Insured,
                          5.250% due 10/1/10                                             730,625
  1,000,000 AAA          Mills-Peninsula Hospital, Series B, CONNIE LEE-Insured,
                          5.300% due 1/15/05                                           1,058,750
  1,000,000 AAA          Scripps Health, Series C, MBIA-Insured, 5.000% due 10/1/13    1,025,000
    200,000 AA-          Sisters of Providence, 6.200% due 10/1/03                       210,250


                      See Notes to Financial Statements.


8 Intermediate Maturity California Municipals Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Schedule of Investments (unaudited) (continued)                   May 31, 2001


   FACE
  AMOUNT    RATING(a)                            SECURITY                                VALUE

--------------------------------------------------------------------------------------------------
   Hospital -- 13.3% (continued)
$  400,000 NR           St. Elizabeth's Community Hospital Project,
                         (Pre-Refunded -- Escrowed with U.S. government
                         securities to 11/5/02 Call @ 102),
                         5.900% due 11/15/03 (b)                                      $   425,000
 1,200,000 AA-        California Statewide Communities Development Authority,
                       COP, St. Joseph's Health Systems Group,
                       (Pre-Refunded -- Escrowed with state & local government
                       securities to 7/1/04 Call @ 102), 5.875% due 7/1/05              1,312,500
   250,000 A          Riverside County Asset Leasing Corp., Leasehold Revenue,
                       (Riverside County Hospital Project), Series A,
                       6.000% due 6/1/04                                                  261,875
--------------------------------------------------------------------------------------------------
                                                                                        5,157,281
--------------------------------------------------------------------------------------------------
   Housing -- 13.4%
 1,250,000 AAA        ABAG Finance Authority for Non-Profit Corporations,
                       Multi-Family Housing Revenue, (Edgewood Apartments
                       Project), Series A, FNMA-Collateralized, 5.700% mandatory
                       put 11/1/06 (c)                                                  1,310,938
                      California Housing Finance Agency, Home Mortgage Revenue:
     5,000 Aa2*         MGIC-Insured, LOC-Citibank N.A., 10.000% due 2/1/02                 5,002
   195,000 Aa2*         Series B-1, FHA-Insured, 5.900% due 8/1/04 (c)                    204,750
                        Series E-1, FHA/VA-Insured:
   700,000 Aa2*          5.900% due 2/1/05 (c)                                            737,625
   700,000 Aa2*          5.900% due 8/1/05 (c)                                            742,000
 1,000,000 AA-        California State Department of Veterans Affairs, Home Purchase
                       Revenue, Series C, Remarketed 1/9/01,
                       4.550% due 12/1/07 (c)                                           1,020,000
   745,000 AAA        Riverside County Housing Authority, Multi-Family Housing
                       Revenue, (Brandon Place Apartments Projects), Series B,
                       FNMA-Collateralized, 5.625% mandatory put 7/1/09 (c)               804,600
   130,000 AAA        San Luis Obispo Housing Authority, Multi-Family Housing
                       Revenue, (Parkwood Apartments Project), Series A,
                       FNMA-Collateralized, 5.500% due 8/1/03                             132,925
   245,000 AAA        Santa Rosa Mortgage Revenue Refunding, (Marlow Apartments
                       Project), Series A, FHA-Insured, 5.600% due 9/1/05                 252,656
--------------------------------------------------------------------------------------------------
                                                                                        5,210,496
--------------------------------------------------------------------------------------------------
   Miscellaneous -- 19.4%
 1,470,000 AAA        Inglewood Public Financing Authority Revenue, Series A,
                       AMBAC-Insured, 5.125% due 8/1/13                                 1,528,800
 1,080,000 AAA        Los Angeles County Community Facilities District No. 3, Special
                       Tax Refunding, Series A, FSA-Insured,
                       5.250% due 9/1/07                                                1,169,100
   125,000 AAA        Montclair Redevelopment Agency, Residential Mortgage
                       Revenue, (Escrowed to maturity with U.S. government
                       securities), 7.750% due 10/1/11                                    147,656


                      See Notes to Financial Statements.


9 Intermediate Maturity California Municipals Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Schedule of Investments (unaudited) (continued)                   May 31, 2001


   FACE
  AMOUNT    RATING(a)                             SECURITY                               VALUE

--------------------------------------------------------------------------------------------------
Miscellaneous -- 19.4% (continued)
                      San Francisco Downtown Parking Corp. Revenue:
$  450,000 A3*          6.000% due 4/1/02                                              $  461,268
   280,000 A3*          6.150% due 4/1/03                                                 294,000
                      Santa Barbara COP, (Harbor Refunding Project):
   270,000 A2*          6.400% due 10/1/02                                                281,475
   285,000 A2*          6.500% due 10/1/03                                                302,100
                      Solano County COP, Capital Improvement Program,
                       AMBAC-Insured:
 1,000,000 AAA           4.875% due 11/15/11                                            1,040,000
 1,000,000 AAA           5.000% due 11/15/13                                            1,028,750
   205,000 AAA        Upland COP, (Police Building Refunding Project),
                       AMBAC-Insured, 6.200% due 8/1/02                                   212,944
 1,000,000 BBB-       Virgin Islands Public Financing Authority Revenue, Series A,
                       5.300% due 10/1/11                                               1,023,750
--------------------------------------------------------------------------------------------------
                                                                                        7,489,843
--------------------------------------------------------------------------------------------------
Solid Waste -- 3.9%
                      Kings County Waste Management Authority,
                       Solid Waste Revenue:
   375,000 BBB           6.500% due 10/1/03 (c)                                           397,031
   290,000 BBB           6.600% due 10/1/04 (c)                                           313,200
   770,000 Baa2*      South Napa Waste Management Authority, (Solid Waste Transfer
                       Facilities Project), 6.000% due 2/15/04 (c)                        809,463
--------------------------------------------------------------------------------------------------
                                                                                        1,519,694
--------------------------------------------------------------------------------------------------
Tax Allocation -- 4.2%
   870,000 Baa2*      Hawthorne Community Redevelopment Agency, Tax Allocation,
                       (Redevelopment Project, Area No. 2), (Partially Pre-
                       Refunded -- Escrowed with U.S. government securities to
                       9/1/04 Call @ 102), 6.200% due 9/1/05 (b)                          942,862
   665,000 BBB+       Paramount Redevelopment Agency, Tax Allocation Refunding,
                       (Redevelopment Project, Area No. 1), 5.800% due 8/1/03             703,237
--------------------------------------------------------------------------------------------------
                                                                                        1,646,099
--------------------------------------------------------------------------------------------------
Transportation -- 12.7%
 1,250,000 AAA        California Governmental Association, Bay Area Rapid Transit, SFO
                       Extension, FTA Capital Grant Revenue, Series A,
                       AMBAC-Insured, 4.875% due 6/15/09                                1,295,312
   500,000 A1*        Los Angeles County Transportation Commission, COP, Series B,
                       6.200% due 7/1/03                                                  525,610
                      Palm Springs Financing Authority, Regional Airport Revenue,
                       MBIA-Insured:
   200,000 AAA           5.400% due 1/1/03 (c)                                            206,282
   400,000 AAA           5.500% due 1/1/04 (c)                                            412,440
   350,000 A1*        Sacramento Regional Transportation District COP,
                       Series A, 6.400% due 3/1/03                                        365,060


                      See Notes to Financial Statements.


10 Intermediate Maturity California Municipals Fund | 2001 Semi-Annual Report
                                to Shareholders

 Schedule of Investments (unaudited) (continued)                   May 31, 2001


   FACE
  AMOUNT    RATING(a)                           SECURITY                              VALUE

-----------------------------------------------------------------------------------------------
Transportation -- 12.7% (continued)
$  230,000 AAA        San Francisco Airport Improvement Authority, Lease Revenue,
                       United Airlines Inc., (Escrowed to maturity with U.S.
                       government securities), 8.000% due 7/1/13                   $   280,025
                      San Jose Airport Revenue:
   800,000 AAA          FGIC-Insured, 5.400% due 3/1/04 (c)                            839,000
   500,000 AAA          MBIA-Insured, 5.750% due 3/1/03                                522,500
   450,000 BBB+       Southern California Rapid Transit Authority, Special Benefit
                       Assessment, District A-2, 6.100% due 9/1/03                     472,500
-----------------------------------------------------------------------------------------------
                                                                                     4,918,729
-----------------------------------------------------------------------------------------------
Water and Sewer -- 12.8%
 1,000,000 AAA        Castaic Lake Water Agency COP, (Water Systems Improvement
                       Project), AMBAC-Insured, 5.000% due 8/1/12                    1,037,500
 1,750,000 AAA        East Bay Municipal Utility District, Water Systems Revenue,
                       FGIC-Insured, 5.000% due 6/1/16                               1,758,750
 1,000,000 AAA        El Dorado County Public Agency Financing Authority Revenue,
                       FGIC-Insured, 5.200% due 2/15/07                              1,073,750
 1,000,000 AAA        Modesto Irrigation District Financing Authority Revenue,
                       Series A, MBIA-Insured, 5.350% due 10/1/06                    1,083,750
-----------------------------------------------------------------------------------------------
                                                                                     4,953,750
-----------------------------------------------------------------------------------------------
                      TOTAL INVESTMENTS -- 100%
                      (Cost -- $36,700,488**)                                      $38,779,012

-----------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.
(b) Pre-Refunded bonds escrowed with U.S. government securities and bonds escrowed to maturity with U.S. government securities are considered by the investment advisor to be triple-A rated even if issuer has not applied for new ratings.
(c) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
**  Aggregate cost for Federal income tax purposes is substantially the same.

    See pages 12 and 13 for definitions of ratings and certain security descriptions.


                      See Notes to Financial Statements.


11 Intermediate Maturity California Municipals Fund | 2001 Semi-Annual Report
                                to Shareholders

 Bond Ratings (unaudited)


The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA   --Bonds rated "AAA" have the highest rating assigned by Standard &
        Poor's. Capacity to pay interest and repay principal is extremely strong.
AA    --Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A     --Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB   --Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa   --Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa    --Bonds rated "Aa" are judged to be of high quality by all standards.
        Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A     --Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa   --Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR    --Indicates that the bond is not rated by Standard & Poor's or Moody's.


12 Intermediate Maturity California Municipals Fund | 2001 Semi-Annual Report
                                to Shareholders

 Short-Term Security Ratings (unaudited)



SP-1  --Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1   --Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1--Moody's highest rating for issues having a demand feature -- VRDO.
P-1   --Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

 Security Descriptions (unaudited)

ABAG    -- Association of Bay Area Governments
AIG     -- American International Guaranty
AMBAC   -- American Municipal Bond Assurance Corporation
BIG     -- Bond Investors Guaranty
CGIC    -- Capital Guaranty Insurance Company
CONNIE
LEE     -- College Construction Loan Insurance Association
COP     -- Certificate of Participation
EDA     -- Economic Development Authority
FGIC    -- Financial Guaranty Insurance Company
FHA     -- Federal Housing Administration
FHLMC   -- Federal Home Loan Mortgage Corporation
FLAIRS  -- Floating Adjustable Interest Rate Securities
FNMA    -- Federal National Mortgage Association
FSA     -- Financial Security Assurance
GIC     -- Guaranteed Investment Contract
GNMA    -- Government National Mortgage Association
GO      -- General Obligation
HFA     -- Housing Finance Authority
IDA     -- Industrial Development Authority
IDB     -- Industrial Development Board
IDR     -- Industrial Development Revenue
INFLOS  -- Inverse Floaters
LOC     -- Letter of Credit
MBIA    -- Municipal Bond Investors Assurance Corporation
MGIC    -- Mortgage Guaranty Insurance Corp.
MVRICS  -- Municipal Variable Rate Inverse Coupon Security
PCFA    -- Pollution Control Financing Authority
PCR     -- Pollution Control Revenue
RIBS    -- Residual Interest Bonds
VA      -- Veterans Administration
VRDD    -- Variable Rate Daily Demand


13 Intermediate Maturity California Municipals Fund | 2001 Semi-Annual Report
                                to Shareholders

 Statement of Assets and Liabilities (unaudited)                   May 31, 2001


ASSETS:
  Investments, at value (Cost -- $36,700,488)                        $38,779,012
  Cash                                                                    48,762
  Interest receivable                                                    581,913
  Receivable for Fund shares sold                                          5,903
  Receivable for securities sold                                          45,000
----------------------------------------------------------------------------------
  Total Assets                                                        39,460,590
----------------------------------------------------------------------------------
LIABILITIES:
  Investment advisory fee payable                                          6,043
  Administration fee payable                                               4,028
  Distribution fees payable                                                2,605
  Accrued expenses                                                        66,627
----------------------------------------------------------------------------------
  Total Liabilities                                                       79,303
----------------------------------------------------------------------------------
Total Net Assets                                                     $39,381,287
----------------------------------------------------------------------------------
NET ASSETS:
  Par value of shares of beneficial interest                         $     4,524
  Capital paid in excess of par value                                 38,649,296
  Undistributed net investment income                                     14,647
  Accumulated net realized loss on security transactions              (1,365,704)
  Net unrealized appreciation of investments                           2,078,524
----------------------------------------------------------------------------------
Total Net Assets                                                     $39,381,287
----------------------------------------------------------------------------------
Shares Outstanding:
  Class A                                                              3,794,273
----------------------------------------------------------------------------------
  Class L                                                                689,672
----------------------------------------------------------------------------------
  Class Y                                                                 39,569
----------------------------------------------------------------------------------
Net Asset Value:
  Class A (and redemption)                                                 $8.71
----------------------------------------------------------------------------------
  Class L *                                                                $8.70
----------------------------------------------------------------------------------
  Class Y (and redemption)                                                 $8.72
----------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
  Class A (net asset value plus 2.04% of net asset value per share)        $8.89
----------------------------------------------------------------------------------
  Class L (net asset value plus 1.01% of net asset value per share)        $8.79
----------------------------------------------------------------------------------

* Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase (See Note 3).


                      See Notes to Financial Statements.


14 Intermediate Maturity California Municipals Fund | 2001 Semi-Annual Report
                                to Shareholders

 Statement of Operations (unaudited)


For the Six Months Ended May 31, 2001

      INVESTMENT INCOME:
        Interest                                               $  977,096
      ---------------------------------------------------------------------
      EXPENSES:
        Investment advisory fee (Note 3)                           57,206
        Administration fee (Note 3)                                38,137
        Distribution fees (Note 3)                                 33,993
        Audit and legal                                            14,939
        Shareholder and system servicing fees                      10,232
        Shareholder communications                                  8,741
        Pricing service fees                                        3,591
        Registration fees                                           3,190
        Trustees' fees                                              2,239
        Custody                                                       934
        Other                                                       1,392
      ---------------------------------------------------------------------
        Total Expenses                                            174,594
        Less: Investment advisory fee waiver (Note 3)             (38,137)
      ---------------------------------------------------------------------
        Net Expenses                                              136,457
      ---------------------------------------------------------------------
      Net Investment Income                                       840,639
      ---------------------------------------------------------------------
      REALIZED AND UNREALIZED GAIN ON
      INVESTMENTS (NOTE 5):
        Realized Gain From Security Transactions
        (excluding short-term securities):
         Proceeds from sales                                    1,219,352
         Cost of securities sold                                1,158,127
      ---------------------------------------------------------------------
        Net Realized Gain                                          61,225
      ---------------------------------------------------------------------
        Change in Net Unrealized Appreciation of Investments:
         Beginning of period                                    1,647,167
         End of period                                          2,078,524
      ---------------------------------------------------------------------
        Increase in Net Unrealized Appreciation                   431,357
      ---------------------------------------------------------------------
      Net Gain on Investments                                     492,582
      ---------------------------------------------------------------------
      Increase in Net Assets From Operations                   $1,333,221
      ---------------------------------------------------------------------


                      See Notes to Financial Statements.


15 Intermediate Maturity California Municipals Fund | 2001 Semi-Annual Report
                                to Shareholders

 Statements of Changes in Net Assets


For the Six Months Ended May 31, 2001 (unaudited) and the Year Ended November 30, 2000

                                                       2001         2000

-----------------------------------------------------------------------------
OPERATIONS:
  Net investment income                            $   840,639  $ 1,660,264
  Net realized gain (loss)                              61,225      (71,810)
  Increase in net unrealized appreciation              431,357      762,849
-----------------------------------------------------------------------------
  Increase in Net Assets From Operations             1,333,221    2,351,303
-----------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 4):
  Net investment income                               (848,583)  (1,640,699)
-----------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                      (848,583)  (1,640,699)
-----------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
  Net proceeds from sale of shares                   5,307,683    9,585,888
  Net asset value of shares issued for
   reinvestment of dividends                           542,268    1,087,905
  Cost of shares reacquired                         (3,362,090)  (9,952,430)
-----------------------------------------------------------------------------
  Increase in Net Assets From
   Fund Share Transactions                           2,487,861      721,363
-----------------------------------------------------------------------------
Increase in Net Assets                               2,972,499    1,431,967
NET ASSETS:
  Beginning of period                               36,408,788   34,976,821
-----------------------------------------------------------------------------
  End of period*                                   $39,381,287  $36,408,788
-----------------------------------------------------------------------------
* Includes undistributed net investment income of:     $14,647      $22,591
-----------------------------------------------------------------------------


                      See Notes to Financial Statements.


16 Intermediate Maturity California Municipals Fund | 2001 Semi-Annual Report
                                to Shareholders

 Notes to Financial Statements (unaudited)



1. Significant Accounting Policies

Smith Barney Intermediate Maturity California Municipals Fund ("Fund") is a separate, non-diversified, investment fund of the Smith Barney Investment Trust ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Fund and six other separate investment funds: Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Large Capitalization Growth Fund, Smith Barney Mid Cap Core Fund, Smith Barney S&P 500 Index Fund, Smith Barney U.S. 5000 Index Fund and Smith Barney International Index Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on the trade date; (b) securities are valued at the mean between the quoted bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis; market discount is recognized upon the disposition of the security; (f) direct expenses are charged to the Fund and each class; management fees and general fund expenses are allocated on the basis of relative net assets; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


17 Intermediate Maturity California Municipals Fund | 2001 Semi-Annual Report
                                to Shareholders

During November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies ("Guide").This revised guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize premiums and accrete discounts on fixed income securities. The Fund currently does accrete market discount. Upon adoption, the Fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States of America. The effect of this adjustment will be to either increase or decrease net investment income with an offsetting decrease or increase to unrealized appreciation (depreciation) of securities. This adjustment will therefore, have no effect on the net assets of the Fund. At this time, the Fund has not completed its analysis of the impact of this accounting change.

2. Portfolio Concentration

Since the Fund invests primarily in obligations of issuers within California, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting California.

3. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an investment advisory fee calculated at an annual rate of 0.30% of the average daily net assets. This fee is calculated daily and paid monthly. For the six months ended May 31, 2001, SBFM waived investment advisory fees of $38,137.

SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at the annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.


18 Intermediate Maturity California Municipals Fund | 2001 Semi-Annual Report
                                to Shareholders

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the six months ended May 31, 2001, the Fund paid transfer agent fees of $3,329 to CFTC.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. In addition, SSB acts as the primary broker for the Fund's agency transactions. Certain other broker-dealers, continue to sell Fund shares to the public as members of the selling group.

There are maximum initial sales charges of 2.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 1.00% on Class L shares, which applies if redemption occurs within the first year of purchase. For the six months ended May 31, 2001, there were no CDSCs paid to SSB for Class L shares. In addition, for the six months ended May 31, 2001 SSB received sales charges of approximately $43,000 and $7,000 on sales of the Fund's Class A and L shares, respectively.

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A and L shares, calculated at the annual rate of 0.15% of the average daily net assets for each class. In addition, the Fund pays a distribution fee with respect to its Class L shares calculated at the annual rate of 0.20%. For the six months ended May 31, 2001, total Distribution Plan fees were:

                                                             Class A    Class L
 -------------------------------------------------------------------------------
 Distribution Plan Fees                                      $24,114     $9,879
 ------------------------------------------------------------------------------

All officers and one Trustee of the Fund are employees of Citigroup or its affiliates.

4. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.


19 Intermediate Maturity California Municipals Fund | 2001 Semi-Annual Report
                                to Shareholders

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

5. Investments

For the six months ended May 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

----------------------------------------------------------------------------
Purchases                                                        $4,024,465
----------------------------------------------------------------------------
Sales                                                             1,219,352
----------------------------------------------------------------------------

At May 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

-----------------------------------------------------------------------------
Gross unrealized appreciation                                    $2,078,775
Gross unrealized depreciation                                          (251)
-----------------------------------------------------------------------------
Net unrealized appreciation                                      $2,078,524
-----------------------------------------------------------------------------

6. Capital Loss Carryforwards

At November 30, 2000, the Fund had for Federal tax purposes approximately $1,427,000 of capital loss carryforwards available, subject to certain limitations, to offset future capital gains.To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and year of expiration for each carryforward loss is indicated below:

                                               2002     2003     2007     2008

---------------------------------------------------------------------------------
Capital Loss Carryforwards                   $657,000 $269,000 $216,000 $285,000
---------------------------------------------------------------------------------

7. Shares of Beneficial Interest

At May 31, 2001, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.


20 Intermediate Maturity California Municipals Fund | 2001 Semi-Annual Report
                                to Shareholders

At May 31, 2001, total paid-in capital amounted to the following for each class:

                                               Class A    Class L   Class Y
-----------------------------------------------------------------------------
Total Paid-in Capital                        $32,430,972 $5,932,648 $290,200
----------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                  Six Months Ended           Year Ended
                                    May 31, 2001         November 30, 2000
                               ---------------------- ------------------------
                                Shares      Amount      Shares       Amount
 ------------------------------------------------------------------------------
 Class A
 Shares sold                    488,037  $ 4,270,168   1,068,086  $ 8,939,274
 Shares issued on reinvestment   53,937      470,044     111,279      939,365
 Shares reacquired             (335,715)  (2,912,553) (1,095,405)  (9,207,274)
 -----------------------------------------------------------------------------
 Net Increase                   206,259  $ 1,827,659      83,960  $   671,365
 -----------------------------------------------------------------------------
 Class L
 Shares sold                    119,109  $ 1,037,515      76,133  $   646,614
 Shares issued on reinvestment    7,386       64,330      15,833      133,457
 Shares reacquired              (51,784)    (449,537)    (88,108)    (745,156)
 -----------------------------------------------------------------------------
 Net Increase                    74,711  $   652,308       3,858  $    34,915
 -----------------------------------------------------------------------------
 Class Y
 Shares issued on reinvestment      904  $     7,894       1,783  $    15,083
 -----------------------------------------------------------------------------
 Net Increase                       904  $     7,894       1,783  $    15,083
 -----------------------------------------------------------------------------


21 Intermediate Maturity California Municipals Fund | 2001 Semi-Annual Report
                                to Shareholders

 Financial Highlights


For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

Class A Shares                 2001/(1)(2)/ 2000/(2)/ 1999/(2)/    1998     1997     1996

--------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period               $8.58      $8.42      $8.85     $8.66    $8.55    $8.53
--------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(3)/        0.19       0.38       0.37      0.39     0.40     0.40
  Net realized and unrealized
   gain (loss)                      0.13       0.16      (0.43)     0.19     0.11     0.02
--------------------------------------------------------------------------------------------
  Total Income (Loss) From
   Operations                       0.32       0.54      (0.06)     0.58     0.51     0.42
--------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income            (0.19)     (0.38)     (0.37)    (0.39)   (0.40)   (0.40)
--------------------------------------------------------------------------------------------
Total Distributions                (0.19)     (0.38)     (0.37)    (0.39)   (0.40)   (0.40)
--------------------------------------------------------------------------------------------
Net Asset Value, End of Period     $8.71      $8.58      $8.42     $8.85    $8.66    $8.55
--------------------------------------------------------------------------------------------
Total Return                        3.80%++    6.64%     (0.70)%    6.78%    6.13%    5.05%
--------------------------------------------------------------------------------------------
Net Assets,
 End of Period (000s)            $33,034    $30,800    $29,522   $28,303  $25,630  $24,537
--------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(3)/                     0.69%+     0.77%      0.84%     0.75%    0.75%    0.77%
  Net investment income             4.44+      4.58       4.27      4.45     4.65     4.69
--------------------------------------------------------------------------------------------
Portfolio Turnover Rate                3%         8%        29%        8%       9%      15%
--------------------------------------------------------------------------------------------

(1) For the six months ended May 31, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) The investment adviser waived a part of their fees for the six months ended May 31, 2001. The investment adviser and administrator waived all or a part of the fees for the five years ended November 30, 2000. In addition, the investment advisor reimbursed the Fund for $75,189 in expenses for the year ended November 30, 1996. If such fees were not waived and expenses were not reimbursed, the per share effect on net investment income and the actual expense ratios would have been as follows:

                                                       Expense Ratios
              Per Share Decreases to                Without Fee Waivers
               Net Investment Income                 and Reimbursements
        ----------------------------------- ------------------------------------
        2001  2000  1999  1998  1997  1996   2001  2000  1999  1998  1997  1996
        ----- ----- ----- ----- ----- ----- ------ ----- ----- ----- ----- -----
Class A $0.01 $0.02 $0.02 $0.02 $0.03 $0.07 0.89%+ 0.97% 1.05% 1.00% 1.12% 1.54%

 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.


22 Intermediate Maturity California Municipals Fund | 2001 Semi-Annual Report
                                to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

Class L Shares                             2001/(1)(2)/ 2000/(2)/ 1999/(2)/ 1998/(3)/  1997    1996

------------------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period                          $8.58       $8.42     $8.84     $8.65    $8.54   $8.52
-----------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(4)/                   0.19        0.37      0.35      0.37     0.38    0.38
  Net realized and unrealized gain (loss)      0.12        0.16     (0.42)     0.19     0.11    0.02
-----------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations            0.31        0.53     (0.07)     0.56     0.49    0.40
-----------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       (0.19)      (0.37)    (0.35)    (0.37)   (0.38)  (0.38)
-----------------------------------------------------------------------------------------------------
Total Distributions                           (0.19)      (0.37)    (0.35)    (0.37)   (0.38)  (0.38)
-----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $8.70       $8.58     $8.42     $8.84    $8.65   $8.54
-----------------------------------------------------------------------------------------------------
Total Return                                   3.58%++     6.42%    (0.79)%    6.57%    5.92%   4.84%
-----------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)             $6,002      $5,277    $5,144    $5,260   $3,419  $2,607
-----------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(4)/                                0.90%+      0.98%     1.01%     0.97%    0.96%   0.98%
  Net investment income                        4.22+       4.38      4.09      4.22     4.44    4.48
-----------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           3%          8%       29%        8%       9%     15%
-----------------------------------------------------------------------------------------------------

(1) For the six months ended May 31, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) On June 12, 1998, Class C shares were renamed Class L shares.
(4) The investment adviser waived a part of their fees for the six months ended May 31, 2001. The investment adviser and administrator waived all or a part of the fees for the five years ended November 30, 2000. In addition, the investment advisor reimbursed the Fund for $75,189 in expenses for the year ended November 30, 1996. If such fees were not waived and expenses were not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                       Expense Ratios
              Per Share Decreases to                Without Fee Waivers
               Net Investment Income                 and Reimbursements
        ----------------------------------- ------------------------------------
        2001  2000  1999  1998  1997  1996   2001  2000  1999  1998  1997  1996
        ----- ----- ----- ----- ----- ----- ------ ----- ----- ----- ----- -----
Class L $0.01 $0.02 $0.02 $0.02 $0.03 $0.07 1.10%+ 1.18% 1.22% 1.21% 1.33% 1.75%

 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.


23 Intermediate Maturity California Municipals Fund | 2001 Semi-Annual Report
                                to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

Class Y Shares                             2001/(1)(2)/ 2000/(2)/ 1999/(2)/  1998   1997   1996

--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $8.60      $8.44     $8.86    $8.66  $8.56  $ 8.54
-------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(3)/                   0.20       0.40      0.39     0.41   0.41    0.41
  Net realized and unrealized gain (loss)      0.12       0.16     (0.42)    0.19   0.11    0.02
-------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations            0.32       0.56     (0.03)    0.60   0.52    0.43
-------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       (0.20)     (0.40)    (0.39)   (0.40) (0.42)  (0.41)
-------------------------------------------------------------------------------------------------
Total Distributions                           (0.20)     (0.40)    (0.39)   (0.40) (0.42)  (0.41)
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $8.72      $8.60     $8.44    $8.86  $8.66  $ 8.56
-------------------------------------------------------------------------------------------------
Total Return                                   3.77%++    6.82%    (0.40)%   7.09%  6.20%   5.22%
-------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)               $345       $332      $311     $312   $292    $274
-------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(3)/                                0.50%+     0.59%     0.65%    0.57%  0.56%   0.59%
  Net investment income                        4.62+      4.76      4.46     4.62   4.84    4.87
-------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           3%         8%       29%       8%     9%     15%
-------------------------------------------------------------------------------------------------

(1) For the six months ended May 31, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) The investment adviser waived a part of their fees for the six months ended May 31, 2001. The investment adviser and administrator waived all or a part of the fees for the five years ended November 30, 2000. In addition, the advisor reimbursed the Fund for $75,189 in expenses for the year ended November 30, 1996. If such fees were not waived and expenses were not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                       Expense Ratios
              Per Share Decreases to                Without Fee Waivers
               Net Investment Income                 and Reimbursements
        ----------------------------------- ------------------------------------
        2001  2000  1999  1998  1997  1996   2001  2000  1999  1998  1997  1996
        ----- ----- ----- ----- ----- ----- ------ ----- ----- ----- ----- -----
Class Y $0.09 $0.02 $0.02 $0.02 $0.03 $0.07 0.70%+ 0.79% 0.86% 0.82% 0.94% 1.36%

 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.


24 Intermediate Maturity California Municipals Fund | 2001 Semi-Annual Report
                                to Shareholders

                                 SMITH BARNEY
               INTERMEDIATE MATURITY CALIFORNIA MUNICIPALS FUND



              TRUSTEES                INVESTMENT ADVISER

              Herbert Barg            Smith Barney Fund
              Alfred J. Bianchetti    Management LLC
              Martin Brody
              Dwight B. Crane         DISTRIBUTOR
              Burt N. Dorsett
              Elliot S. Jaffe         Salomon Smith Barney Inc.
              Stephen E. Kaufman
              Joseph J. McCann        CUSTODIAN
              Heath B. McLendon,
               Chairman               PFPC Trust Company
              Cornelius C. Rose, Jr.
                                      TRANSFER AGENT
              James J. Crisona,
               Emeritus               Citi Fiduciary Trust Company
                                      125 Broad Street, 11th Floor
              OFFICERS                New York, New York 10004

              Heath B. McLendon       SUB-TRANSFER AGENT
              President and
              Chief Executive Officer PFPC Global Fund Services
                                      P.O. Box 9699
              Lewis E. Daidone        Providence, Rhode Island
              Senior Vice President   02940-9699
              and Treasurer

              Joseph P. Deane
              Vice President and
              Investment Officer

              Paul A. Brook
              Controller

              Christina T. Sydor
              Secretary

  Smith Barney Intermediate Maturity
  California Municipals Fund




  This report is submitted for general information of the shareholders of Smith Barney Investment Trust -- Smith Barney Intermediate Maturity California Municipals Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after August 31, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

  SMITH BARNEY INTERMEDIATE MATURITY CALIFORNIA MUNICIPALS FUND
  Smith Barney Mutual Funds
  7 World Trade Center
  New York, New York 10048

  For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

  www.smithbarney.com/mutualfunds


                                 Salomon Smith Barney
                          ---------------------------
                          A member of citigroup[LOGO]


 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD2400 7/01

              --------------------------------------------------
                                 SMITH BARNEY
                                 INTERMEDIATE
                               MATURITY NEW YORK
                                MUNICIPALS FUND
              --------------------------------------------------

                      SEMI-ANNUAL REPORT  |  MAY 31, 2001



                      [LOGO OF SMITH BARNEY MUTUAL FUNDS]

                Your Serious Money. Professionally Managed./SM/

           --------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
           --------------------------------------------------------

Dear Shareholder,
We are pleased to present the semi-annual report for the Smith Barney Intermediate Maturity New York Municipals Fund ("Fund") for the period ended May 31, 2001. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline the Fund's investment strategy. We hope that you find this report to be useful and informative.


[PHOTO]
HEATH B. MCLENDON
Chairman

[PHOTO]
JOSEPH P. DEANE
Vice President and Investment Officer

Performance Update
For the six months ended May 31, 2001, the Fund's Class A shares, without and with sales charges, returned 4.36% and 2.30%, respectively. In comparison, the Lehman Brothers Municipal Bond Index/1/ returned 4.73% for the same period. Past performance is not indicative of future results.

Market Review
The past six months have been an interesting and somewhat unsure time for all securities markets. The specter of economic weakness continued to overshadow the bond and stock markets. While the primary focus of the Federal Reserve Board ("Fed") has historically been on fighting inflation, today's Fed has a different challenge. Inflation indicators appear to be benign at the moment. Concern about a possible recession, however, has continued to dominate Fed Chairman Alan Greenspan's attention, and we expect it will remain a central focus of Fed policy over the coming months.

The Fed's response to the threat of recession led it to lower short-term interest rates, starting in January 2001. In our view, there may be room for additional easing before the Fed adopts a neutral bias toward rates. We believe that the combination of declining interest rates, coupled with the tax relief package approved by Congress in May, may be the main influences driving bond market performance for the balance of 2001.

--------
1The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year. Please note that an investor cannot invest directly in an index.


1 Intermediate Maturity New York Municipals Fund | 2001 Semi-Annual Report to
                                 Shareholders

New York Economic Highlights/2/
After several years of fiscally conservative practices and strong economic growth, the State of New York has managed to end its last six fiscal year-ends with budget surpluses. The State has also set aside reserves for times of economic uncertainty. These steps have enabled the State to increase employment as well as personal income growth, both of which have exceeded the average U.S. rate for the past two years.

While slower economic growth will certainly affect New York's revenues, we believe the State is well prepared to deal with any potential problems. The State's improved credit quality and strong demand have made municipals issued in New York harder to find and, therefore, more valuable. We expect this trend to continue.

Investment Strategy
The Fund seeks to provide New York investors with as high a level of current income exempt from federal income taxes and New York State and New York City income taxes as is consistent with the preservation of principal./3/

Our focus for the Fund has been to stay as fully invested as possible in high quality bonds. We have also sought to increase call protection and maintain an average maturity of approximately 9 years. Until we are clearly in a solid economic recovery, this strategy should remain constant. It will allow us to participate in any market rally through year-end, while maintaining low credit risk.

Market Outlook
Over the last six months, bond prices in the intermediate range of the market have held up well, as the yield curve has steepened and longer maturity bonds have sold off. We expect new issue volume to continue to be relatively low in the second half of the year, allowing prices to rise. While we do anticipate an eventual economic recovery, we differ with some economic pundits as to its strength and timing. We believe a recovery will be longer in arriving and more tepid than investors have become used to in the last several years. With the favorable supply and demand characteristics of the municipal market and slower economic growth keeping inflation in check, our outlook for the Fund's performance is very positive for the balance of the year.

--------
2 Sources: Fitch IBCA, Duff & Phelps, Moody's Investors Service, Inc.
3 Please note that a portion of the Fund's income may be subject to the Alternative Minimum Tax ("AMT").


2 Intermediate Maturity New York Municipals Fund | 2001 Semi-Annual Report to
                                 Shareholders

Thank you for your investment in the Smith Barney Intermediate Maturity New York Municipals Fund.

Sincerely,

/s/ Heath B. McLendon      /s/ JOSEPH P. DEANE
Heath B. McLendon          Joseph P. Deane
Chairman                   Vice President and Investment Officer

June 15, 2001

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 8 through 12 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of May 31, 2001 and is subject to change.



3 Intermediate Maturity New York Municipals Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Historical Performance -- Class A Shares


                        Net Asset Value
                      -------------------
                      Beginning    End     Income   Capital Gain     Total
Period Ended          of Period of Period Dividends Distributions Returns/(1)/

-------------------------------------------------------------------------------
5/31/01                 $8.46     $8.64     $0.19       $0.00         4.36%+
------------------------------------------------------------------------------
11/30/00                 8.28      8.46      0.39        0.00         7.04
------------------------------------------------------------------------------
11/30/99                 8.76      8.28      0.38        0.00        (1.18)
------------------------------------------------------------------------------
11/30/98                 8.57      8.76      0.40        0.00         7.01
------------------------------------------------------------------------------
11/30/97                 8.47      8.57      0.41        0.00         6.23
------------------------------------------------------------------------------
11/30/96                 8.48      8.47      0.41        0.00         4.85
------------------------------------------------------------------------------
11/30/95                 7.80      8.48      0.41        0.00        14.31
------------------------------------------------------------------------------
11/30/94                 8.54      7.80      0.40        0.02        (3.97)
------------------------------------------------------------------------------
11/30/93                 8.18      8.54      0.40        0.02         9.76
------------------------------------------------------------------------------
Inception* - 11/30/92    7.90      8.18      0.38        0.00         8.59+
------------------------------------------------------------------------------
Total                                       $3.77       $0.04
------------------------------------------------------------------------------

 Historical Performance -- Class L Shares

                        Net Asset Value
                      -------------------
                      Beginning    End     Income   Capital Gain     Total
Period Ended          of Period of Period Dividends Distributions Returns/(1)/

-------------------------------------------------------------------------------
5/31/01                 $8.46     $8.64     $0.18       $0.00         4.25%+
------------------------------------------------------------------------------
11/30/00                 8.27      8.46      0.37        0.00         6.97
------------------------------------------------------------------------------
11/30/99                 8.76      8.27      0.36        0.00        (1.49)
------------------------------------------------------------------------------
11/30/98                 8.57      8.76      0.38        0.00         6.79
------------------------------------------------------------------------------
11/30/97                 8.47      8.57      0.39        0.00         6.00
------------------------------------------------------------------------------
11/30/96                 8.48      8.47      0.39        0.00         4.64
------------------------------------------------------------------------------
Inception* - 11/30/95    7.87      8.48      0.38        0.00        13.01+
------------------------------------------------------------------------------
Total                                       $2.45       $0.00
------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.



4 Intermediate Maturity New York Municipals Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Average Annual Total Returns


                           Without Sales Charges/(1)/
                           -------------------------
                             Class A       Class L

------------------------------------------------------
Six Months Ended 5/31/01+      4.36%         4.25%
----------------------------------------------------
Year Ended 5/31/01            11.23         11.01
----------------------------------------------------
Five Years Ended 5/31/01       5.76          5.55
----------------------------------------------------
Inception* through 5/31/01     5.94          6.12
----------------------------------------------------

                            With Sales Charges/(2)/
                           -------------------------
                             Class A       Class L

------------------------------------------------------
Six Months Ended 5/31/01+      2.30%         2.17%
----------------------------------------------------
Year Ended 5/31/01             8.95          8.94
----------------------------------------------------
Five Years Ended 5/31/01       5.33          5.35
----------------------------------------------------
Inception* through 5/31/01     5.71          5.95
----------------------------------------------------

 Cumulative Total Returns

                                     Without Sales Charges/(1)/

----------------------------------------------------------------
Class A (Inception* through 5/31/01)           72.14%
---------------------------------------------------------------
Class L (Inception* through 5/31/01)           47.06
---------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 2.00% and 1.00%, respectively. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 + Total return is not annualized, as it may not be representative of the total return for the year.
 *  Inception dates for Class A and L shares are December 31, 1991 and
    December 5, 1994, respectively.


5 Intermediate Maturity New York Municipals Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Historical Performance (unaudited)


Growth of $10,000 Invested in Class A Shares of the Smith Barney Intermediate
 Maturity New York Municipals Fund vs. Lehman Brothers 10-Year Municipal Bond Index, Lehman Brothers Municipal Bond Index and Lipper New York Intermediate
                         Municipal Debt Fund Average+

--------------------------------------------------------

                                    [CHART]

                           December 1991 -- May 2001

             Smith Barney
             Intermediate       Lehman Brothers    Lipper New York
             Maturity New York  10-Year Municipal  Intermediate Municipal  Lehman Brothers
             Municipals Funds   Bond Fund Index    Debt Fund Average       Municipal Bond Index

 12/31/91     9,801             10,000             10,000                  10,000
   Nov-92    10,644             10,767             10,685                  10,772
   Nov-93    11,683             12,028             11,625                  11,967
   Nov-94    11,219             11,491             11,230                  11,338
   Nov-95    12,824             13,623             12,796                  13,481
   Nov-96    13,447             14,394             13,383                  14,274
   Nov-97    14,284             15,410             14,134                  15,297
   Nov-98    15,285             16,049             14,606                  16,485
   Nov-99    15,104             16,096             14,895                  16,308
   Nov-00    16,168             17,327             15,890                  17,642
5/31/2001    16,872             18,117             16,632                  18,477


+ Hypothetical illustration of $10,000 invested in Class A shares at inception on December 31, 1991, assuming deduction of the maximum 2.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through May 31, 2001. The Lehman Brothers 10-Year Municipal Bond Index is a broad-based index comprised of approximately 5,200 bonds totaling approximately $63 billion in market capitalization. The Lehman Brothers Municipal Bond Index is a broad based, total return index comprised of investment grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1991. The Indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund. The Lipper New York Intermediate Municipal Debt Fund Average is an average of the Fund's peer group of mutual funds (17 funds as of May 31, 2001) investing in intermediate maturity New York tax-exempt bonds. The performance of the Fund's other class may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class. An investor may not invest directly in an index.

   All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

++ It is the opinion of management that the Lehman Brothers Municipal Bond Index more accurately reflects the current composition of the Smith Barney Intermediate New York Municipals Fund than the Lehman Brothers 10-Year Municipal Bond Index. In future reporting, the Lehman Brothers Municipal Bond Index will be used as a basis of comparison of total return performance rather than the Lehman Brothers 10-Year Municipal bond Index.


6 Intermediate Maturity New York Municipals Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Portfolio Highlights (unaudited)



                              Industry Breakdown*

                                     [CHART]
              General Obligation                             22.3%
              Government Facilities                           3.1%
              Hospitals                                       5.0%
              Industrial Development                          4.1%
              Other                                          14.3%
              Utilities                                       4.5%
              Transportation                                 11.1%
              Finance                                         5.9%
              Water and Sewer                                 9.9%
              Education                                      19.8%



                  Summary of Investments by Combined Ratings*

                                 Standard &   Percentage of
                  Moody's and/or   Poor's   Total Investments

                  --------------------------------------------
                   Aaa              AAA            57.8%
                    Aa              AA             21.5
                    A                A              6.9
                   Baa              BBB             7.5
                    Ba              BB              0.6
                  VMIG 1            A-1             4.0
                    NR              NR              1.7
                                                  -----
                                                  100.0%
                                                  =====

--------
* As a percentage of total investments. All information is as of May 31, 2001. Please note that the Fund's holdings are subject to change.


7 Intermediate Maturity New York Municipals Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Schedule of Investments (unaudited)                               May 31, 2001


            FACE
           AMOUNT            RATING(a)                           SECURITY                              VALUE

----------------------------------------------------------------------------------------------------------------
Education -- 19.8%
$                  1,000,000 AA-       City University of New York, COP, John Jay College,
                                        6.000% due 8/15/06                                          $ 1,098,750
                     860,000 Aaa*      Huntington Union Free School District, FGIC-Insured,
                                        5.500% due 7/15/11                                              936,325
                                       Nassau County Industrial Development Agency, Civic Facility
                                        Revenue, Refunded, (Hofstra University Project),
                                        MBIA-Insured:
                   1,250,000 AAA          5.250% due 7/1/13                                           1,323,437
                   2,000,000 AAA          5.250% due 7/1/14                                           2,112,500
                   2,000,000 AAA       New York Educational Construction Fund, Series A,
                                        MBIA-Insured, 6.500% due 4/1/04                               2,165,000
                                       New York State Dormitory Authority, Revenue Bonds:
                   3,000,000 AAA         City University System, Consolidated Second General
                                          Resolution, Series A, FGIC-Insured, 5.000% due 7/1/16       3,011,250
                     500,000 AAA         College and University Educational Loan, MBIA-Insured,
                                          6.200% due 7/1/01 (b)                                         501,195
                     640,000 Aaa*        New York Law School, AMBAC-Insured, 5.200% due 7/1/08          684,000
                   1,100,000 AA          Saint Thomas Aquinas, 5.000% due 7/1/14                      1,097,250
                     725,000 AAA         Yeshiva University, AMBAC-Insured, 5.375% due 7/1/15           754,000
---------------------------------------------------------------------------------------------------------------
                                                                                                     13,683,707
---------------------------------------------------------------------------------------------------------------
Finance -- 5.9%
                                       City of Troy Municipal Assistance Corp., MBIA-Insured:
                                         Series A:
                   1,080,000 AAA          5.000% due 1/15/08                                          1,136,700
                   1,100,000 AAA          5.000% due 1/15/16                                          1,101,375
                   1,990,000 AAA         Series B, zero coupon due 1/15/19                              783,562
                   1,000,000 AA+       New York City Transitional Finance Authority Revenue, Future
                                        Tax Secured, Series C, 5.375% due 2/1/15                      1,038,750
---------------------------------------------------------------------------------------------------------------
                                                                                                      4,060,387
---------------------------------------------------------------------------------------------------------------
General Obligation -- 22.3%
                   1,540,000 AAA       Buffalo GO, Series B, 4.750% due 2/1/16                        1,486,100
                   1,000,000 AAA       Erie County Public Improvement Project, GO, Series A,
                                        FGIC-Insured, 5.750% due 10/1/11                              1,102,500
                   1,000,000 AA        Monroe County Public Improvement Project, GO, Series A,
                                        6.000% due 3/1/18                                             1,123,750
                   1,000,000 AAA       Nassau County GO, Combined Sewer District, Series E,
                                        MBIA-Insured, 5.400% due 5/1/10                               1,071,250


                      See Notes to Financial Statements.


8 Intermediate Maturity New York Municipals Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Schedule of Investments (unaudited) (continued)                   May 31, 2001



                  FACE
                 AMOUNT                  RATING(a)                          SECURITY                               VALUE

----------------------------------------------------------------------------------------------------------------------------
General Obligation -- 22.3% (continued)
                                                   New York City GO:
$                              2,000,000 A           Series A, 7.000% due 8/1/04                                $ 2,197,500
                                 100,000 VMIG 1*     Series A-4, LOC-Chase Manhattan Bank,
                                                      3.000% due 8/1/22 (d)                                         100,000
                                 300,000 VMIG 1*     Series A-10, LOC-Morgan Guaranty Trust,
                                                      3.000% due 8/1/16 (d)                                         300,000
                                                     Series B:
                                 245,000 A            6.250% due 10/1/01                                            247,634
                                 255,000 A            Escrowed to maturity with U.S. government securities,
                                                       6.250% due 10/1/01 (c)                                       257,950
                                                      FGIC-Insured:
                                 300,000 VMIG 1*       3.250% due 10/1/21 (d)                                       300,000
                                 500,000 VMIG 1*       2.900% due 10/1/22 (d)                                       500,000
                               1,000,000 AAA          MBIA-Insured, 4.900% due 8/1/09                             1,046,250
                                 400,000 VMIG 1*      MBIA-Insured, 3.000% due 8/15/22 (d)                          400,000
                                 100,000 VMIG 1*     Series B-3, LOC-Morgan Guaranty Trust,
                                                      3.250% due 8/15/18 (d)                                        100,000
                                                     Series E-5, LOC-Morgan Guaranty Trust:
                                  50,000 VMIG 1*      3.250% due 8/1/10 (d)                                          50,000
                                 400,000 VMIG 1*      3.250% due 8/1/15 (d)                                         400,000
                                 150,000 VMIG 1*      3.250% due 8/1/16 (d)                                         150,000
                                 435,000 AAA       Niagara County GO, Environmental Infrastructure, Series A,
                                                    MBIA-Insured, 5.250% due 8/15/13                                460,556
                                 275,000 Aaa*      North Hempstead GO, FGIC-Insured, 5.000% due 5/15/12             285,656
                                 630,000 Aaa*      Nyack Unified Free School District, GO, FGIC-Insured,
                                                    5.250% due 12/15/15                                             661,500
                                                   Yonkers GO FGIC-Insured:
                               1,125,000 AAA         Series A, 5.000% due 9/1/14                                  1,140,469
                               2,050,000 AAA         Series C, 5.000% due 6/1/15                                  2,065,375
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 15,446,490
---------------------------------------------------------------------------------------------------------------------------
Government Facilities -- 3.1%
                               1,900,000 AA-       New York State Urban Development, Correctional Facilities,
                                                    Series A, 6.500% due 1/1/09                                   2,166,000
---------------------------------------------------------------------------------------------------------------------------
Hospitals -- 5.0%
                                                   New York State Dormitory Authority, Revenue Bonds:
                                  25,000 AA          Genessee Valley, Series B, FHA-Insured, 6.300% due 8/1/02       25,781
                               1,000,000 AA-         Mental Health Services Facilities Improvement,
                                                      6.000% due 2/15/12                                          1,117,500
                                 500,000 Ba1*        Nyack Hospital, Series A, 6.250% due 7/1/13                    438,750
                               1,000,000 AAA         Presbyterian Hospital, Series A, AMBAC/FHA-Insured,
                                                      5.500% due 2/15/07                                          1,072,500


                      See Notes to Financial Statements.


9 Intermediate Maturity New York Municipals Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Schedule of Investments (unaudited) (continued)                   May 31, 2001


             FACE
            AMOUNT              RATING(a)                           SECURITY                              VALUE

-------------------------------------------------------------------------------------------------------------------
Hospitals -- 5.0% (continued)
                                          New York State Medical Care Facilities, Revenue Bonds:
$                       725,000 AA-         Mental Health Services Facility, 6.100% due 2/15/02         $  741,051
                                            Methodist Hospital, FHA-Insured:
                         55,000 AA           Series A, (Escrowed to maturity with U.S. government
                                              securities), 6.000% due 8/15/02 (c)                           55,362
                         10,000 AAA          Series C, 5.900% due 8/15/02                                   10,288
------------------------------------------------------------------------------------------------------------------
                                                                                                         3,461,232
------------------------------------------------------------------------------------------------------------------
Housing: Multi-Family -- 1.8%
                      1,000,000 AAA       New York State Housing Corp., (Battery Park City Project),
                                           6.000% due 11/1/03                                            1,042,500
                        185,000 Aa*       North Tonawanda Housing Development Corp., Mortgage
                                           Revenue, Bishop Gibbons, Series B, FHA-Insured,
                                           6.350% due 12/15/02                                             189,856
------------------------------------------------------------------------------------------------------------------
                                                                                                         1,232,356
------------------------------------------------------------------------------------------------------------------
Industrial Development -- 4.1%
                        535,000 A         Amherst Industrial Development Agency, Lease Revenue, Multi-
                                           Surface Rink Complex, Series A, (Escrowed to maturity with
                                           U.S. government securities), LOC-Keybank,
                                           5.050% due 10/1/05 (c)                                          568,438
                        500,000 Baa1*     New York City IDA, Civil Facilities Revenue, (YMCA Greater NY
                                           Project), 6.000% due 8/1/07                                     531,875
                        605,000 AA-       Onondaga County IDA, (Syracuse Home Association Project),
                                           5.000% due 12/1/13                                              599,706
                      1,000,000 A         Syracuse Industrial Development Agency, Civic Facilities
                                           Revenue, (Crouse Health Inc. Project), 5.000% due 1/1/10        986,250
                        120,000 NR        Westchester County IDA, Revenue Bonds, (Escrowed to maturity with U.S. government securities), (AGR Realty Co. Project),
                                           5.750% due 1/1/02 (c)                                           120,996
------------------------------------------------------------------------------------------------------------------
                                                                                                         2,807,265
------------------------------------------------------------------------------------------------------------------
Life Care Systems -- 0.9%
                        580,000 AA        New York State Dormitory Authority Revenue, Hebrew Home for
                                           the Aged, FHA-Insured, 5.625% due 2/1/17                        595,950
------------------------------------------------------------------------------------------------------------------
Miscellaneous -- 8.9%
                        500,000 A         Capital District Youth Center, Lease Revenue, LOC-Key Bank,
                                           6.000% due 2/1/17                                               515,625
                                          New York City Transitional Finance Authority Revenue, Future
                                           Tax Secured:
                      1,450,000 AA+          Series A, 4.750% due 11/15/16                               1,397,438
                        100,000 VMIG 1*      Series B-2, 3.000% due 11/1/26 (d)                            100,000
                      1,395,000 AAA       Suffolk County Judicial Facilities Agency, Service Agreement
                                           Revenue, John P. Cohalan Complex, AMBAC-Insured,
                                           5.750% due 10/15/11                                           1,537,988


                      See Notes to Financial Statements.


10 Intermediate Maturity New York Municipals Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Schedule of Investments (unaudited) (continued)                   May 31, 2001


               FACE
              AMOUNT               RATING(a)                           SECURITY                              VALUE

----------------------------------------------------------------------------------------------------------------------
Miscellaneous -- 8.9% (continued)
                                             Virgin Islands Public Finance Authority Revenue, Series A:
$                        1,580,000 BBB-        5.300% due 10/1/11                                          $1,617,525
                         1,000,000 BBB-        5.500% due 10/1/13                                           1,013,750
---------------------------------------------------------------------------------------------------------------------
                                                                                                            6,182,326
---------------------------------------------------------------------------------------------------------------------
Pollution Control -- 1.8%
                           750,000 BBB+      Essex County Industrial Development Agency, PCR,
                                              5.700% due 7/1/16 (b)                                           763,125
                           500,000 AAA       New York State Environmental Facilities Corp., PCR, Series A,
                                              5.950% due 3/15/02                                              512,400
---------------------------------------------------------------------------------------------------------------------
                                                                                                            1,275,525
---------------------------------------------------------------------------------------------------------------------
Public Facilities -- 0.9%
                           600,000 AAA       Puerto Rico Public Buildings Authority, Public Education and
                                              Health Facilities Refunding, Series K, FGIC-Insured,
                                              6.000% due 7/1/01                                               601,422
---------------------------------------------------------------------------------------------------------------------
Transportation -- 11.1%
                           560,000 BBB       Guam Transportation Authority Revenue, Series A,
                                              5.700% due 10/1/01                                              564,318
                                             New York State Thruway Authority:
                         1,545,000 AA-         General Revenue, Series E, 5.000% due 1/1/16                 1,546,931
                         1,000,000 AAA         Highway & Bridge Transportation Fund, Series A,
                                                FGIC-Insured, 5.500% due 4/1/16                             1,051,250
                         1,000,000 AA-         Service Contract, Local Highway and Bridges,
                                                6.000% due 4/1/02                                           1,025,370
                           600,000 AAA       Niagara Falls Bridge Commission, Toll Revenue, Series B,
                                              FGIC-Insured, 5.250% due 10/1/15                                631,500
                           720,000 AAA       Niagara Frontier Transportation Authority, Greater Buffalo
                                              International Airport, Series B, AMBAC-Insured,
                                              5.750% due 4/1/04 (b)                                           726,847
                                             Port Authority of New York & New Jersey, Revenue Bonds:
                         1,000,000 NR          6.750% due 10/1/11 (b)                                       1,053,750
                           300,000 VMIG 1*     Series 5, 2.950% due 8/1/24 (d)                                300,000
                           100,000 VMIG 1*     SPA-Morgan Guaranty Trust, 2.950% due 6/1/20 (d)               100,000
                           670,000 Baa1*     Syracuse COP, Hancock International Airport,
                                              6.300% due 1/1/02 (b)                                           681,470
---------------------------------------------------------------------------------------------------------------------
                                                                                                            7,681,436
---------------------------------------------------------------------------------------------------------------------
Utilities -- 4.5%
                                             Long Island Power Authority, Electric System Revenue:
                         1,000,000 AAA         FSA-Insured, 5.000% due 12/1/15                              1,005,000
                         2,000,000 AAA         MBIA-Insured, 5.250% due 4/1/10                              2,120,000
---------------------------------------------------------------------------------------------------------------------
                                                                                                            3,125,000
---------------------------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


11 Intermediate Maturity New York Municipals Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Schedule of Investments (unaudited) (continued)                   May 31, 2001


          FACE
         AMOUNT          RATING(a)                          SECURITY                             VALUE

----------------------------------------------------------------------------------------------------------
Water and Sewer -- 9.9%
$              3,250,000 AAA       New York City Municipal Water Finance Authority, Series D,
                                    MBIA-Insured, 5.000% due 6/15/15                          $ 3,278,438
               1,000,000 Aa1*      New York State Environmental Facility Corp., Clean Water &
                                    Drinking, Series F, 5.250% due 6/15/14                      1,038,750
               1,390,000 AAA       Suffolk County Southwest Sewer District, GO, MBIA-Insured,
                                    6.000% due 2/1/07                                           1,532,475
               1,000,000 AAA       Suffolk County Water Authority, Waterworks Revenue,
                                    MBIA-Insured, 5.100% due 6/1/09                             1,060,000
---------------------------------------------------------------------------------------------------------
                                                                                                6,909,663
---------------------------------------------------------------------------------------------------------
                                   TOTAL INVESTMENTS -- 100%
                                   (Cost -- $66,577,734**)                                    $69,228,759
---------------------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*) are rated by Moody's Investors Service, Inc.
(b) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(c) Pre-Refunded bonds escrowed with U.S. government securities and bonds escrowed to maturity with U.S. government securities are considered by the investment adviser to be triple-A rated even if the issuer has not applied for new ratings.
(d) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
** Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 13 and 14 for definitions of ratings and certain security descriptions.


                      See Notes to Financial Statements.


12 Intermediate Maturity New York Municipals Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Bond Ratings (unaudited)


The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.
AAA   --Bonds rated "AAA" have the highest rating assigned by Standard &
        Poor's. Capacity to pay interest and repay principal is extremely strong.
AA    --Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A     --Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB   --Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "B," where 1 is the highest and 3 the lowest ranking within its generic category.
Aaa   --Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa    --Bonds rated "Aa" are judged to be of high quality by all standards.
        Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A     --Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa   --Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba    --Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B     --Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

NR    --Indicates that the bond is not rated by Standard & Poor's or Moody's.


13 Intermediate Maturity New York Municipals Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Short-Term Security Ratings (unaudited)


VMIG 1 --Moody's highest rating for issues having a demand feature -- VRDO.
P-1    --Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

 Security Descriptions (unaudited)
ABAG   --Association of Bay Area Governments
AIG    --American International Guaranty
AMBAC  --American Municipal Bond Assurance Corporation
BIG    --Bond Investors Guaranty
CGIC   --Capital Guaranty Insurance Company
COP    --Certificate of Participation
EDA    --Economic Development Authority
FGIC   --Financial Guaranty Insurance Company
FHA    --Federal Housing Administration
FHLMC  --Federal Home Loan Mortgage Corporation
FLAIRS --Floating Adjustable Interest Rate Securities
FNMA   --Federal National Mortgage Association
FSA    --Financial Security Assurance
GIC    --Guaranteed Investment Contract
GNMA   --Government National Mortgage Association
GO     --General Obligation
HFA    --Housing Finance Authority
IDA    --Industrial Development Authority
IDB    --Industrial Development Board
IDR    --Industrial Development Revenue
INFLOS --Inverse Floaters
LOC    --Letter of Credit
MBIA   --Municipal Bond Investors Assurance Corporation
MVRICS --Municipal Variable Rate Inverse Coupon Security
PCR    --Pollution Control Revenue
RIBS   --Residual Interest Bonds
VA     --Veterans Administration
VRDD   --Variable Rate Daily Demand
VRWE   --Variable Rate Wednesday Demand


14 Intermediate Maturity New York Municipals Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Statement of Assets and Liabilities (unaudited)                   May 31, 2001


ASSETS:
  Investments, at value (Cost -- $66,577,734)                         $69,228,759
  Interest receivable                                                   1,090,193
  Receivable for securities sold                                          235,000
  Receivable for Fund shares sold                                         155,000
-----------------------------------------------------------------------------------
  Total Assets                                                         70,708,952
-----------------------------------------------------------------------------------
LIABILITIES:
  Payable to bank                                                          31,513
  Administration fee payable                                               28,755
  Investment advisory fee payable                                           9,870
  Distribution fees payable                                                 4,437
  Accrued expenses                                                         49,207
-----------------------------------------------------------------------------------
  Total Liabilities                                                       123,782
-----------------------------------------------------------------------------------
Total Net Assets                                                       $70,585,170
-----------------------------------------------------------------------------------
NET ASSETS:
  Par value of shares of beneficial interest                          $     8,172
  Capital paid in excess of par value                                  70,004,171
  Undistributed net investment income                                       7,032
  Accumulated net realized loss from security transactions             (2,085,230)
  Net unrealized appreciation of investments                            2,651,025
-----------------------------------------------------------------------------------
Total Net Assets                                                       $70,585,170
-----------------------------------------------------------------------------------
Shares Outstanding:
     Class A                                                             7,401,171
     ------------------------------------------------------------------------------
     Class L                                                               770,400
     ------------------------------------------------------------------------------
Net Asset Value:
     Class A (and redemption value)                                          $8.64
     ------------------------------------------------------------------------------
     Class L *                                                               $8.64
     ------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
     Class A (net asset value plus 2.04% of net asset value per share)       $8.82
     ------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)       $8.73
-----------------------------------------------------------------------------------

*Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                      See Notes to Financial Statements.


15 Intermediate Maturity New York Municipals Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Statement of Operations (unaudited)


For the Six Months Ended May 31, 2001

      INVESTMENT INCOME:
        Interest                                               $1,635,071
      --------------------------------------------------------------------
      EXPENSES:
        Investment advisory fee (Note 2)                           97,406
        Administration fee (Note 2)                                64,937
        Distribution fees (Note 2)                                 55,043
        Shareholder and system servicing fees                      13,857
        Shareholder communications                                 11,823
        Audit and legal                                            11,058
        Pricing service fees                                        4,088
        Registration fees                                           3,240
        Trustees' fees                                              2,612
        Custody                                                     1,316
        Other                                                       2,346
      --------------------------------------------------------------------
        Total Expenses                                            267,726
        Less: Investment advisory fee waiver (Note 2)             (45,456)
      --------------------------------------------------------------------
        Net Expenses                                              222,270
      --------------------------------------------------------------------
      Net Investment Income                                     1,412,801
      --------------------------------------------------------------------
      REALIZED AND UNREALIZED GAIN (LOSS) ON
      INVESTMENTS (NOTE 5):
        Realized Loss From Security Transactions
        (excluding short-term securities):
         Proceeds from sales                                    3,725,000
         Cost of securities sold                                3,756,681
      --------------------------------------------------------------------
        Net Realized Loss                                         (31,681)
      --------------------------------------------------------------------
        Change in Net Unrealized Appreciation of Investments:
         Beginning of period                                    1,481,792
         End of period                                          2,651,025
      --------------------------------------------------------------------
        Increase in Net Unrealized Appreciation                 1,169,233
      --------------------------------------------------------------------
      Net Gain on Investments                                   1,137,552
      --------------------------------------------------------------------
      Increase in Net Assets From Operations                   $2,550,353
      --------------------------------------------------------------------


                      See Notes to Financial Statements.


16 Intermediate Maturity New York Municipals Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Statements of Changes in Net Assets



For the Six Months Ended May 31, 2001 (unaudited) and the Year Ended November 30, 2000

                                                                      2001         2000

---------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                           $ 1,412,801  $  2,737,083
  Net realized loss                                                   (31,681)     (330,412)
  Increase in net unrealized appreciation                           1,169,233     1,471,604
--------------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                            2,550,353     3,878,275
--------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 3):
  Net investment income                                            (1,416,402)   (2,721,371)
--------------------------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                                   (1,416,402)   (2,721,371)
--------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
  Net proceeds from sale of shares                                 13,438,703     6,260,841
  Net asset value of shares issued for reinvestment of dividends      978,515     1,763,792
  Cost of shares reacquired                                        (3,159,516)  (15,841,432)
--------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From
   Fund Share Transactions                                         11,257,702    (7,816,799)
--------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                  12,391,653    (6,659,895)
NET ASSETS:
  Beginning of period                                              58,193,517    64,853,412
--------------------------------------------------------------------------------------------
  End of period*                                                  $70,585,170  $ 58,193,517
--------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:                     $7,032       $10,633
--------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


17 Intermediate Maturity New York Municipals Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Notes to Financial Statements (unaudited)



1. Significant Accounting Policies

Smith Barney Intermediate Maturity New York Municipals Fund ("Fund") is a separate non-diversified investment fund of the Smith Barney Investment Trust ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Fund and six other separate investment funds: Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Large Capitalization Growth Fund, Smith Barney S&P 500 Index Fund, Smith Barney Mid Cap Core Fund, Smith Barney U.S. 5000 Index Fund and Smith Barney International Index Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on the trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis; market discount is recognized upon the disposition of the security; (f ) direct expenses are charged to the Fund and each class; investment advisory fees and general fund expenses are allocated on the basis of relative net assets; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America; and ( j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic


18 Intermediate Maturity New York Municipals Fund | 2001 Semi-Annual Report to
                                 Shareholders
environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

During November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies ("Guide").This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize premiums and accrete discounts on fixed income securities. The Fund currently does not accrete market discount. Upon adoption, the Fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States of America. The effect of this adjustment will be to either increase or decrease net investment income with an offsetting decrease or increase to unrealized appreciation (depreciation) of securities. This adjustment will therefore, have no effect on the net assets of the Fund. At this time, the Fund has not completed its analysis of the impact of this accounting change.

2. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.30% of the average daily net assets. This fee is calculated daily and paid monthly. For the six months ended May 31, 2001, SBFM waived $45,456 of its investment advisory fee.

SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at the annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for


19 Intermediate Maturity New York Municipals Fund | 2001 Semi-Annual Report to
                                 Shareholders
shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the six months ended May 31, 2001, the Fund paid transfer agent fees of $6,917 to CFTC.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers continue to sell Fund shares to the public as members of the selling group.

There are maximum initial sales charges of 2.00% and 1.00% for Class A and L shares, respectively. Class L shares also have a 1.00% contingent deferred sales charge ("CDSC"), which applies if redemption occurs within the first year of purchase.

For the six months ended May 31, 2001, SSB received sales charges of $188,000 and $16,000 on sales of the Fund's Class A and L shares, respectively. In addition, CDSCs paid to SSB were approximately $6,000 for Class L shares.

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A and L shares, calculated at the annual rate of 0.15% of the average daily net assets for each respective class. In addition, the Fund pays a distribution fee with respect to its Class L shares calculated at the annual rate of 0.20% of the average daily net assets.

For the six months ended May 31, 2001, total Distribution Plan fees incurred were:

                       Class A Class L

---------------------------------------
Distribution Plan Fees $43,947 $11,096

---------------------------------------

All officers and one Trustee of the Fund are employees of Citigroup or its affiliates.

3. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.


20 Intermediate Maturity New York Municipals Fund | 2001 Semi-Annual Report to
                                 Shareholders

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

4. Fund Concentration

Since the Fund invests primarily in obligations of issuers within New York, it is subject to possible concentration risk, associated with economic, political or legal developments or industrial or regional matters specifically affecting New York.

5. Investments

During the six months ended May 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

----------------------
Purchases $12,671,226
----------------------
Sales       3,725,000

----------------------

At May 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

------------------------------------------
Gross unrealized appreciation $2,805,994
Gross unrealized depreciation   (154,969)
------------------------------------------
Net unrealized appreciation   $2,651,025

------------------------------------------

6. Capital Loss Carryforward

At November 30, 2000, the Fund had, for Federal income tax purposes, approximately $2,052,000 of loss carryforwards available to offset any future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and year of the expiration for each carryforward loss is indicated below. Expiration occurs on November 30 of the year indicated:

                       2002     2003    2004     2007     2008

-----------------------------------------------------------------
Carryforward Amounts $856,000 $337,000 $76,000 $454,000 $329,000

-----------------------------------------------------------------


21 Intermediate Maturity New York Municipals Fund | 2001 Semi-Annual Report to
                                 Shareholders

7. Shares of Beneficial Interest

At May 31, 2001, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share.The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At May 31, 2001, total paid-in capital amounted to the following for each class:

                        Class A    Class L

---------------------------------------------
Total Paid-in Capital $63,333,892 $6,678,451

---------------------------------------------

Transactions in shares of each class were as follows:

                                 Six Months Ended            Year Ended
                                   May 31, 2001           November 30, 2000
                              ----------------------- -------------------------
                                Shares      Amount      Shares       Amount

--------------------------------------------------------------------------------
Class A
Shares sold                   1,259,767  $10,949,150     639,603  $  5,333,051
Shares issued on reinvestment   100,535      868,738     193,439     1,601,256
Shares reacquired              (251,066)  (2,175,290) (1,776,886)  (14,647,013)
--------------------------------------------------------------------------------
Net Increase (Decrease)       1,109,236  $ 9,642,598    (943,844) $ (7,712,706)

--------------------------------------------------------------------------------
Class L
Shares sold                     286,723  $ 2,489,553     110,623  $    927,790
Shares issued on reinvestment    12,707      109,777      19,636       162,536
Shares reacquired              (113,555)    (984,226)   (144,675)   (1,194,419)
--------------------------------------------------------------------------------
Net Increase (Decrease)         185,875  $ 1,615,104     (14,416) $   (104,093)

--------------------------------------------------------------------------------


22 Intermediate Maturity New York Municipals Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Financial Highlights



For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

Class A Shares                 2001/(1)(2)/ 2000/(2)/ 1999/(2)/    1998     1997     1996

--------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period              $ 8.46     $ 8.28     $ 8.76    $ 8.57   $ 8.47   $ 8.48
--------------------------------------------------------------------------------------------
Income (Loss) From
Operations:
  Net investment income/(3)/        0.19       0.39       0.38      0.40     0.41     0.41
  Net realized and unrealized
   gain (loss)                      0.18       0.18      (0.48)     0.19     0.10    (0.01)
--------------------------------------------------------------------------------------------
Total Income (Loss) From
 Operations                         0.37       0.57      (0.10)     0.59     0.51     0.40
--------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income            (0.19)     (0.39)     (0.38)    (0.40)   (0.41)   (0.41)
--------------------------------------------------------------------------------------------
Total Distributions                (0.19)     (0.39)     (0.38)    (0.40)   (0.41)   (0.41)
--------------------------------------------------------------------------------------------
Net Asset Value,
 End of Period                    $ 8.64     $ 8.46     $ 8.28    $ 8.76   $ 8.57   $ 8.47
--------------------------------------------------------------------------------------------
Total Return                        4.36%++    7.04%     (1.18)%    7.01%    6.23%    4.85%
--------------------------------------------------------------------------------------------
Net Assets,
 End of Period (000s)            $63,932    $53,248    $59,896   $54,624  $48,759  $49,355
--------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(3)/                     0.66%+     0.75%      0.73%     0.70%    0.67%    0.66%
  Net investment income             4.37+      4.67       4.47      4.59     4.83     4.86
--------------------------------------------------------------------------------------------
Portfolio Turnover Rate                6%        10%        23%       53%      52%      67%

--------------------------------------------------------------------------------------------

(1) For the six months ended May 31, 2001 (unaudited).
(2) Per share amounts have been calculated using the average shares method.
(3) The investment adviser has waived all or part of its fees for the six months ended May 31, 2001 and each of the years in the five-year period ended November 30, 2000. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

              Per Share Decreases to                   Expense Ratios
               Net Investment Income                Without Fee Waivers
        ----------------------------------- ------------------------------------
        2001  2000  1999  1998  1997  1996   2001  2000  1999  1998  1997  1996
        ----- ----- ----- ----- ----- ----- ------ ----- ----- ----- ----- -----
Class A $0.01 $0.01 $0.01 $0.02 $0.03 $0.04 0.80%+ 0.89% 0.88% 0.89% 0.98% 1.08%

 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.


23 Intermediate Maturity New York Municipals Fund | 2001 Semi-Annual Report to
                                 Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

Class L Shares                 2001/(1)(2)/ 2000/(2)/ 1999/(2)/ 1998/(3)/  1997    1996

------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period             $ 8.46      $ 8.27    $ 8.76    $ 8.57   $ 8.47  $ 8.48
------------------------------------------------------------------------------------------
Income (Loss) From
Operations:
  Net investment income/(4)/       0.18        0.37      0.37      0.38     0.39    0.39
  Net realized and unrealized
   gain (loss)                     0.18        0.19     (0.50)     0.19     0.10   (0.01)
------------------------------------------------------------------------------------------
Total Income (Loss) From
 Operations                        0.36        0.56     (0.13)     0.57     0.49    0.38
------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income           (0.18)      (0.37)    (0.36)    (0.38)   (0.39)  (0.39)
------------------------------------------------------------------------------------------
Total Distributions               (0.18)      (0.37)    (0.36)    (0.38)   (0.39)  (0.39)
------------------------------------------------------------------------------------------
Net Asset Value,
 End of Period                   $ 8.64      $ 8.46    $ 8.27    $ 8.76   $ 8.57  $ 8.47
------------------------------------------------------------------------------------------
Total Return                       4.25%++     6.97%    (1.49)%    6.79%    6.00%   4.64%
------------------------------------------------------------------------------------------
Net Assets,
 End of Period (000s)            $6,653      $4,946    $4,957    $4,247   $2,283  $1,192
------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(4)/                    0.88%+      0.94%     0.92%     0.89%    0.89%   0.88%
  Net investment income            4.15+       4.48      4.28      4.38     4.61    4.64
------------------------------------------------------------------------------------------
Portfolio Turnover Rate               6%         10%       23%       53%      52%     67%

------------------------------------------------------------------------------------------

(1) For the six months ended May 31, 2001 (unaudited).
(2) Per share amounts have been calculated using the average shares method.
(3) On June 12, 1998, Class C shares were renamed Class L shares.
(4) The investment adviser has waived all or part of its fees for the six months ended May 31, 2001 and each of the years in the five-year period ended November 30, 2000. If such fees were not waived, the per share effect on net investment income and expense ratios would have been as follows:

              Per Share Decreases to                   Expense Ratios
               Net Investment Income                Without Fee Waivers
        ----------------------------------- ------------------------------------
        2001  2000  1999  1998  1997  1996   2001  2000  1999  1998  1997  1996
        ----- ----- ----- ----- ----- ----- ------ ----- ----- ----- ----- -----
Class L $0.01 $0.01 $0.01 $0.01 $0.03 $0.02 1.02%+ 1.08% 1.07% 1.09% 1.20% 1.30%

 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.


24 Intermediate Maturity New York Municipals Fund | 2001 Semi-Annual Report to
                                 Shareholders

                                 SMITH BARNEY
                                 INTERMEDIATE
                       MATURITY NEW YORK MUNICIPALS FUND



TRUSTEES                INVESTMENT ADVISER
Herbert Barg            AND ADMINISTRATOR
Alfred J. Bianchetti    Smith Barney Fund
Martin Brody            Management LLC
Dwight B. Crane
Burt N. Dorsett         DISTRIBUTOR
Elliot S. Jaffe         Salomon Smith Barney Inc.
Stephen E. Kaufman
Joseph J. McCann        CUSTODIAN
Heath B. McLendon,      PFPC Trust Company
 Chairman
Cornelius C. Rose, Jr.  TRANSFER AGENT
                        Citi Fiduciary Trust Company
James J. Crisona,       125 Broad Street, 11th Floor
 Emeritus               New York, New York 10004

OFFICERS                SUB-TRANSFER AGENT
Heath B. McLendon       PFPC Global Fund Services
President and           P.O. Box 9699
Chief Executive Officer Providence, Rhode Island
                        02940-9699
Lewis E. Daidone
Senior Vice President
and Treasurer

Joseph P. Deane
Vice President and
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

  Smith Barney Intermediate Maturity
  New York Municipals Fund




  This report is submitted for the general information of shareholders of Smith Barney Investment Trust -- Smith Barney Intermediate Maturity New York Municipals Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after August 31, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

  SMITH BARNEY INTERMEDIATE MATURITY
  NEW YORK MUNICIPALS FUND
  Smith Barney Mutual Funds
  7 World Trade Center
  New York, New York 10048

  For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

  www.smithbarney.com/mutualfunds


  [LOGO OF SALOMON SMITH BARNEY]

   Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.
   FD2401 7/01

             -----------------------------------------------------
                                  SMITH BARNEY
                              LARGE CAPITALIZATION
                                   GROWTH FUND
             -----------------------------------------------------

              STYLE PURE SERIES | SEMI-ANNUAL REPORT | MAY 31, 2001

                              [LOGO] Smith Barney
                                     Mutual Funds

                 Your Serious Money. Professionally Managed.(SM)

            -------------------------------------------------------
            NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE
            -------------------------------------------------------

            [LOGO] Style Pure Series

Semi-Annual Report o May 31, 2001

SMITH BARNEY LARGE
CAPITALIZATION GROWTH FUND

[PHOTO]

ALAN J. BLAKE
PORTFOLIO MANAGER

--------------------------------------------------------------------------------

-------------
ALAN J. BLAKE
-------------

Alan J. Blake has more than 22 years of securities business experience and has managed the Fund since its inception.

Education: BS from Lehigh University, MS from the State University of New York.

--------------
FUND OBJECTIVE
--------------

The Fund seeks long-term growth of capital by investing primarily in equity securities of companies with large market capitalizations. Large capitalization companies are those with total market capitalizations of $5 billion or more at the time of investment.

----------
FUND FACTS
----------

FUND INCEPTION
--------------------
August 29, 1997

MANAGER TENURE
--------------------
Since Inception

MANAGER'S INVESTMENT
INDUSTRY EXPERIENCE
--------------------
22 Years


                                             CLASS A      CLASS B      CLASS L
------------------------------------------------------------------------------
NASDAQ                                        SBLGX        SBLBX        SLCCX
------------------------------------------------------------------------------
INCEPTION                                    8/29/97      8/29/97      8/29/97
------------------------------------------------------------------------------


                AVERAGE ANNUAL TOTAL RETURNS AS OF MAY 31, 2001

                                                  WITHOUT SALES CHARGES(1)

                                              Class A      Class B      Class L
--------------------------------------------------------------------------------
Six-Month+                                    (4.26)%      (4.64)%      (4.64)%
--------------------------------------------------------------------------------
One-Year                                     (16.69)      (17.35)      (17.35)
--------------------------------------------------------------------------------
Since Inception++                             17.49        16.60        16.60
--------------------------------------------------------------------------------

                                                    WITH SALES CHARGES(2)

                                            Class A      Class B       Class L
-------------------------------------------------------------------------------
Six-Month+                                   (9.03)%      (9.41)%       (6.54)%
--------------------------------------------------------------------------------
One-Year                                    (20.86)      (21.48)       (18.98)
--------------------------------------------------------------------------------
Since Inception++                            15.88        16.25         16.29
--------------------------------------------------------------------------------


(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Total return is not annualized, as it may not be representative of the total return for the year.

++   Inception date for Class A, B and L shares is August 29, 1997.

--------------------------------------------------------------------------------
WHAT'S INSIDE

Your Investment in the Smith Barney Large

Capitalization Growth Fund ................................................... 1

Letter to Our Shareholders ................................................... 2

Fund at a Glance ............................................................. 4

Historical Performance ....................................................... 5

Growth of $10,000 ............................................................ 8

Schedule of Investments ...................................................... 9

Statement of Assets and Liabilities ..........................................11

Statement of Operations ......................................................12

Statements of Changes in Net Assets ..........................................13

Notes to Financial Statements ................................................14

Financial Highlights .........................................................18

[LOGO] Smith Barney
       Mutual Funds

Your Serious Money. Professionally Managed.(SM)

  ----------------------------------------------------------------------------
  Investment Products: Not FDIC Insured o Not Bank Guaranteed o May Lose Value
  ----------------------------------------------------------------------------

================================================================================
                      YOUR INVESTMENT IN THE SMITH BARNEY
                        LARGE CAPITALIZATION GROWTH FUND
================================================================================
Portfolio manager Alan Blake and his team seek to invest in high-quality, large-company growth stocks that are global in scope with what they deem to be superior balance sheets, long-term, consistent operating histories and exceptional management.

[GRAPHICS OMITTED]

     THE POTENTIAL OF GLOBAL MARKET LEADERSHIP

     Alan and his team carefully comb the investment universe to identify those companies that are leaders in their industries. They believe that companies with product, distribution and service strength on a global scale are best positioned for future growth.

     A "BUY AND HOLD" APPROACH

     Alan and his team look to strictly adhere to a "buy and hold" strategy in order to keep the Fund's turnover low and allow their investments the potential to grow and flourish over time. Of course, there is no guarantee that portfolio turnover will not increase in the future.

     THE SMITH BARNEY SOLUTION TO FUNDS THAT STRAY--THE STYLE PURE SERIES

     The Style Pure Series is a selection of Smith Barney Mutual Funds that are the basic building blocks of asset allocation. This series of funds attempt to stay invested within their asset class and investment style, enabling investors to make asset allocation decisions in conjunction with their financial professionals.

     A DISTINGUISHED HISTORY OF MANAGING YOUR SERIOUS MONEY

     Founded in 1873 and 1892, respectively, the firms of Charles D. Barney and Edward B. Smith were among the earliest providers of securities information, research and transactions. Merged in 1937, Smith Barney & Co. offered its clients a powerful, blue-chip investment capability able to provide timely information, advice and insightful asset management.

     When you invest in a fund that is managed by a Citigroup Asset Management adviser, you gain access to blue-chip management delivered professionally. We are proud to offer you, the serious investor, a variety of managed solutions.

1 SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND | 2001 Semi-Annual Report to
                                                  Shareholders

DEAR SHAREHOLDER,

We are pleased to provide the semi-annual report for the Smith Barney Large Capitalization Growth Fund ("Fund") for the period ended May 31, 2001. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. We hope you find this information to be useful and informative.

PERFORMANCE UPDATE

For the six months ended May 31, 2001 the Fund's Class A shares, without and with sales charges, reported negative total returns of 4.26% and 9.03%, respectively. In comparison, the Standard & Poor's 500 Index ("S&P 500")(1) returned negative 3.90% for the same period.

MARKET OVERVIEW

During the six months ended May 31, 2001 few investors anticipated the severity or the blazing speed at which the economy and financial markets contracted. Last year represented the worst year of performance for the Nasdaq Composite Index(2) in its history and the worst in more than 25 years for the S&P 500--but few expected conditions to deteriorate so much further this year. In response, the U.S. Federal Reserve Board ("Fed") implemented three 50 basis point(3) interest rate cuts in less than three months--the fastest pace of easing during Fed Chairman Greenspan's reign. Although the Fed moved aggressively to maintain positive economic growth, financial markets were roiled by a stream of deteriorating economic data and earnings visibility.

Equity markets initially responded favorably to the Fed's actions. After a brief run, however, a wave of deteriorating economic data, negative earnings preannouncements, and fears of a Japanese financial crisis overwhelmed investors. As the quarter concluded, stock markets lay battered and well below even end-of-2000 levels.

Measures of consumer and business confidence eroded quickly during the quarter to recession-like levels. While consumer spending was sustained at surprisingly stable levels by solid housing, automobile and retail sales, business investment (capital spending) slowed abruptly. We believe the economy is following the script of a classic boom-bust cycle more closely than we have witnessed in many years. The classic boom-bust cycle is characterized by the excess capacity and inventory-building that occur after periods of very strong cyclical demand. In such circumstances, lower interest rates may not provide an instant cure; time and patience may be required to absorb or shut down excess capacity, and to work down or write off excess inventory.

Today, investor appetite for risk has been radically reduced and capital has become scarce. We believe there will be an extended period of adjustment before capital spending will return to previous levels. Consumer spending is a critical driver of the economy. As consumer confidence has waned in the face of increased layoffs and falling portfolio values, we believe there is an increased risk of slower spending. Although mortgage rates have declined recently, stimulating a wave of home refinancing, it is uncertain whether any newly found household income will land in savings accounts or on a retailer's counter.

The large cap growth sector's reaction to this environment during the period was mixed. Large cap technology names (such as Intel Corp., Texas Instruments Inc. and Dell Computer Corp.) plummeted, due to the reasons mentioned above. Consumer stocks were a mixed lot, with names like Coca-Cola Co. and Procter & Gamble Co. still working through the effects of global weakness, while PepsiCo Inc. and Wm. Wrigley Jr. Co. successfully navigated the difficult waters. Financial services, another of our major areas of investment, were also mixed. Insurers and banks (America International Group, Wells Fargo & Co., Bank One Corp.) held up well, while brokerage firms (Merrill Lynch & Co., Morgan Stanley Dean Witter & Co.) were weak as commissions and investment banking revenues fell. Pharmaceuticals filled their classic defensive role and held up well in the turmoil. Johnson & Johnson, Merck & Co. Inc., Amgen Inc. and Pfizer Inc. aided the Fund's performance.

------------------

1 THE S&P 500 IS A MARKET CAPITALIZATION-WEIGHTED MEASURE OF 500 WIDELY HELD COMMON STOCKS. PLEASE NOTE THAT AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.
2 THE NASDAQ COMPOSITE INDEX IS A MARKET VALUE-WEIGHTED INDEX THAT MEASURES ALL DOMESTIC AND NON-U.S. BASED SECURITIES LISTED ON THE NASDAQ STOCK MARKET. PLEASE NOTE THAT AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.
3    A BASIS POINT IS 0.01% OR ONE ONE-HUNDREDTH OF A PERCENT.


2 SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND | 2001 Semi-Annual Report to
                                                  Shareholders

INVESTMENT STRATEGY

The Fund seeks long-term growth by investing primarily in equity securities of companies with large-market capitalizations. We seek companies that have an established record of advertising globally, releasing new products and performing efficiently so that strong fundamentals can be generated.

Growth stocks involve investments in companies with a record of accelerating earnings growth compared to other companies within their peer group. We seek to invest in companies with consistent growth and predictable earnings. Basically, we look to identify companies with growth potential that is not reflected in the current price of the stock. Once we identify these individual companies, we then have to determine what we believe to be a fair price to pay for each dollar of a company's earnings.

We have always felt that in a large cap growth portfolio, the best opportunities occur when a sector or company falls out of favor. As such, we are adding to our technology weightings for the first time in two years, with emphasis on the semiconductor area.

At the Fund's inception on August 1997, we stated that our investment emphasis was to invest in companies that can, over time and in a low inflation environment, deliver above-average unit growth. Our focus has remained constant, and we have stayed true to our disciplined investment strategy.

Thank you for your investment in the Smith Barney Large Capitalization Growth Fund.

Sincerely,

/s/ Heath B. McLendon                            /s/ Alan J. Blake

Heath B. McLendon                                Alan J. Blake
Chairman                                         Vice President and
                                                 Investment Officer

JUNE 15, 2001

THE INFORMATION PROVIDED IN THIS LETTER REPRESENTS THE OPINION OF THE MANAGER AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS NOR INVESTMENT ADVICE. FURTHER, THERE IS NO ASSURANCE THAT CERTAIN SECURITIES WILL REMAIN IN OR OUT OF THE FUND. PLEASE REFER TO PAGES 9 AND 10 FOR A LIST AND PERCENTAGE BREAKDOWN OF THE FUND'S HOLDINGS. ALSO, PLEASE NOTE ANY DISCUSSION OF THE FUND'S HOLDINGS IS AS OF MAY 31, 2001 AND IS SUBJECT TO CHANGE.

3 SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND | 2001 Semi-Annual Report to
                                                  Shareholders

================================================================================
                 SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND
                            at a Glance (unaudited)
================================================================================

--------------------------------------------------------------------------------
TOP TEN HOLDINGS*+
--------------------------------------------------------------------------------

1. PFIZER INC. .............................................................6.2%

2. MERRILL LYNCH & CO., INC. ...............................................5.5

3. AOL TIME WARNER, INC. ...................................................4.9

4. TEXAS INSTRUMENTS INC. ..................................................4.9

5. BERKSHIRE HATHAWAY INC., CLASS A SHARES .................................4.6

6. INTEL CORP. .............................................................4.3

7. AMGEN INC. ..............................................................4.3

8. HOUSEHOLD INTERNATIONAL, INC. ...........................................4.2

9. MICROSOFT CORP. .........................................................4.1

10. WELLS FARGO & CO. ......................................................4.0

--------------------------------------------------------------------------------
                           INDUSTRY DIVERSIFICATION*+
--------------------------------------------------------------------------------

[CHART]

Banks                                                                       6.6%
Brokerage Services                                                          8.6%
Capital Goods                                                               4.3%
Consumer Goods                                                             14.1%
Consumer Services                                                           8.4%
Financial Services                                                          6.2%
Healthcare                                                                 17.2%
Insurance                                                                   7.1%
Semiconductors                                                             12.7%
Software/PC's                                                               8.4%
Other                                                                       6.4%

--------------------------------------------------------------------------------
                             INVESTMENT BREAKDOWN*+
--------------------------------------------------------------------------------

[CHART]

                                100% Common Stock

* ALL INFORMATION IS AS OF MAY 31, 2001. PLEASE NOTE THAT FUND HOLDINGS ARE SUBJECT TO CHANGE.
+    AS A PERCENTAGE OF TOTAL INVESTMENTS.

4 SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND | 2001 Semi-Annual Report to
                                                  Shareholders

================================================================================
HISTORICAL PERFORMANCE -- CLASS A SHARES
================================================================================


                          NET ASSET VALUE
                       --------------------
                       BEGINNING     END      INCOME   CAPITAL GAIN     TOTAL
PERIOD ENDED           OF PERIOD  OF PERIOD DIVIDENDS  DISTRIBUTIONS  RETURNS(1)
================================================================================
5/31/01                 $22.31       $21.36   $0.00       $0.00         (4.26)%+
--------------------------------------------------------------------------------
11/30/00                 23.94        22.31    0.00        0.04         (6.67)
--------------------------------------------------------------------------------
11/30/99                 17.41        23.94    0.00        0.33         39.50
--------------------------------------------------------------------------------
11/30/98                 12.28        17.41    0.02        0.01         42.12
--------------------------------------------------------------------------------
Inception* -- 11/30/97   11.88        12.28    0.00        0.00          3.37+
================================================================================
   TOTAL                                      $0.02       $0.38
================================================================================

================================================================================
HISTORICAL PERFORMANCE -- CLASS B SHARES
================================================================================

                          NET ASSET VALUE
                       --------------------
                       BEGINNING     END      INCOME   CAPITAL GAIN     TOTAL
PERIOD ENDED           OF PERIOD  OF PERIOD  DIVIDENDS DISTRIBUTIONS  RETURNS(1)
================================================================================
5/31/01                  $21.78     $20.77    $0.00       $0.00         (4.64)%+
--------------------------------------------------------------------------------
11/30/00                  23.56      21.78     0.00        0.04         (7.42)
--------------------------------------------------------------------------------
11/30/99                  17.26      23.56     0.00        0.33         38.51
--------------------------------------------------------------------------------
11/30/98                  12.26      17.26     0.01        0.01         41.02
--------------------------------------------------------------------------------
Inception* -- 11/30/97    11.88      12.26     0.00        0.00          3.20+
================================================================================
   TOTAL                                      $0.01       $0.38
================================================================================


================================================================================
HISTORICAL PERFORMANCE -- CLASS L SHARES
================================================================================

                          NET ASSET VALUE
                       --------------------
                       BEGINNING     END      INCOME   CAPITAL GAIN     TOTAL
PERIOD ENDED           OF PERIOD  OF PERIOD  DIVIDENDS DISTRIBUTIONS  RETURNS(1)
================================================================================
5/31/01                 $21.78      $20.77     $0.00      $0.00         (4.64)%+
--------------------------------------------------------------------------------
11/30/00                 23.56       21.78      0.00       0.04         (7.42)
--------------------------------------------------------------------------------
11/30/99                 17.26       23.56      0.00       0.33         38.51
--------------------------------------------------------------------------------
11/30/98                 12.26       17.26      0.01       0.01         41.02
--------------------------------------------------------------------------------
Inception* -- 11/30/97   11.88       12.26      0.00       0.00          3.20+
================================================================================
   TOTAL                                       $0.01      $0.38
================================================================================

5 SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND | 2001 Semi-Annual Report to
                                                  Shareholders

================================================================================
HISTORICAL PERFORMANCE -- CLASS Y SHARES
================================================================================

                          NET ASSET VALUE
                       --------------------
                       BEGINNING     END      INCOME   CAPITAL GAIN     TOTAL
PERIOD ENDED           OF PERIOD  OF PERIOD DIVIDENDS  DISTRIBUTIONS  RETURNS(1)
================================================================================
5/31/01                 $22.57      $21.65    $0.00       $0.00         (4.08)%+
--------------------------------------------------------------------------------
11/30/00                 24.14       22.57     0.00        0.04         (6.37)
--------------------------------------------------------------------------------
11/30/99                 17.49       24.14     0.00        0.33         40.00
--------------------------------------------------------------------------------
11/30/98                 12.29       17.49     0.02        0.01         42.61
--------------------------------------------------------------------------------
Inception* -- 11/30/97   12.66       12.29     0.00        0.00         (2.92)+
================================================================================
   TOTAL                                      $0.02       $0.38
================================================================================

================================================================================
HISTORICAL PERFORMANCE -- CLASS Z SHARES
================================================================================

                          NET ASSET VALUE
                       --------------------
                       BEGINNING     END       INCOME   CAPITAL GAIN    TOTAL
PERIOD ENDED           OF PERIOD  OF PERIOD  DIVIDENDS  DISTRIBUTIONS RETURNS(1)
================================================================================
5/31/01                 $22.46      $21.54     $0.00        $0.00       (4.10)%+
--------------------------------------------------------------------------------
11/30/00                 24.02       22.46      0.00         0.04       (6.36)
--------------------------------------------------------------------------------
Inception* -- 11/30/99   19.48       24.02      0.00         0.33       25.08+
================================================================================
   TOTAL                                       $0.00        $0.37
================================================================================


IT IS THE FUND'S POLICY TO DISTRIBUTE DIVIDENDS AND CAPITAL GAINS, IF ANY, ANNUALLY.


6 SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND | 2001 Semi-Annual Report to
                                                  Shareholders

================================================================================
AVERAGE ANNUAL TOTAL RETURNS
================================================================================


                                           WITHOUT SALES CHARGES(1)
                                 -----------------------------------------------
                            CLASS A   CLASS B     CLASS L     CLASS Y    CLASS Z
================================================================================
Six Months Ended 5/31/01+   (4.26)%    (4.64)%    (4.64)%     (4.08)%    (4.10)%
--------------------------------------------------------------------------------
Year Ended 5/31/01         (16.69)    (17.35)    (17.35)     (16.41)    (16.41)
--------------------------------------------------------------------------------
Inception* through 5/31/01  17.49      16.60      16.60       16.53       4.96
================================================================================


                                         WITH SALES CHARGES(2)
                           -----------------------------------------------------
                           CLASS A    CLASS B     CLASS L     CLASS Y    CLASS Z
================================================================================
Six Months Ended 5/31/01+   (9.03)%    (9.41)%    (6.54)%     (4.08)%    (4.10)%
--------------------------------------------------------------------------------
Year Ended 5/31/01         (20.86)    (21.48)    (18.98)     (16.41)    (16.41)
--------------------------------------------------------------------------------
Inception* through 5/31/01  15.88      16.25      16.29       16.53       4.96
================================================================================


================================================================================
CUMULATIVE TOTAL RETURNS
================================================================================

                                                        WITHOUT SALES CHARGES(1)
================================================================================
Class A (Inception* through 5/31/01)                             83.10%
--------------------------------------------------------------------------------
Class B (Inception* through 5/31/01)                             77.96
--------------------------------------------------------------------------------
Class L (Inception* through 5/31/01)                             77.96
--------------------------------------------------------------------------------
Class Y (Inception* through 5/31/01)                             74.08
--------------------------------------------------------------------------------
Class Z (Inception* through 5/31/01)                             12.33
================================================================================

(1) ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY, AT NET ASSET VALUE AND DOES NOT REFLECT THE DEDUCTION OF THE APPLICABLE SALES CHARGES WITH RESPECT TO CLASS A AND L SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES ("CDSC") WITH RESPECT TO CLASS B AND L SHARES.
(2) ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY, AT NET ASSET VALUE. IN ADDITION, CLASS A AND L SHARES REFLECT THE DEDUCTION OF THE MAXIMUM INITIAL SALES CHARGES OF 5.00% AND 1.00%, RESPECTIVELY; CLASS B SHARES REFLECT THE DEDUCTION OF A 5.00% CDSC, WHICH APPLIES IF SHARES ARE REDEEMED WITHIN ONE YEAR FROM PURCHASE. THEREAFTER, THE CDSC DECLINES BY 1.00% PER YEAR UNTIL NO CDSC IS INCURRED. CLASS L SHARES ALSO REFLECT THE DEDUCTION OF A 1.00% CDSC, WHICH APPLIES IF SHARES ARE REDEEMED WITHIN THE FIRST YEAR OF PURCHASE.
* INCEPTION DATE FOR CLASS A, B AND L SHARES IS AUGUST 29, 1997. INCEPTION DATES FOR CLASS Y AND Z SHARES ARE OCTOBER 15, 1997 AND JANUARY 4, 1999, RESPECTIVELY.
+ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.


7 SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND | 2001 Semi-Annual Report to
                                                  Shareholders

================================================================================
HISTORICAL PERFORMANCE (UNAUDITED)
================================================================================

GROWTH OF $10,000 INVESTED IN CLASS A, B AND L SHARES OF THE
SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND VS. STANDARD & POOR'S 500 INDEX+
--------------------------------------------------------------------------------

                     AUGUST 1997 -- MAY 2001
[CHART]

                  SMITH BARNEY                   SMITH BARNEY                     SMITH BARNEY
          LARGE CAPITALIZATION GROWTH     LARGE CAPITALIZATION GROWTH      LARGE CAPITALIZATION GROWTH       STANDARD & POOR'S
             FUND - CLASS A SHARES           FUND - CLASS B SHARES             FUND - CLASS L SHARES             500 INDEX

29-Aug-97            $9,496                          $10,000                          $10,000                      $10,000
Nov-97               $9,816                          $10,320                          $10,217                      $10,667
May-98              $12,043                          $12,614                          $12,487                      $12,274
Nov-98              $13,950                          $14,153                          $14,407                      $13,367
May-99              $16,883                          $17,554                          $17,379                      $15,051
Nov-99              $19,460                          $19,857                          $19,955                      $16,159
May-00              $20,872                          $20,156                          $21,316                      $16,527
Nov-00              $18,161                          $18,661                          $18,474                      $15,384
31-May-01           $17,388                          $17,596                          $17,618                      $14,784

+ Hypothetical illustration of $10,000 invested in Class A, B and L shares at inception on August 29, 1997, assuming deduction of the maximum 5.00% sales charge at the time of investment for Class A shares and, the deduction of the maximum 5.00% and 1.00% CDSC for Class B and L shares, respectively. It also reflects reinvestment of dividends and capital gains, if any, at net asset value through May 31, 2001. The Standard & Poor's 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. Figures for the index include reinvestment of dividends. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A, B and L shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


8 SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND | 2001 Semi-Annual Report to
                                                  Shareholders

================================================================================
SCHEDULE OF INVESTMENTS (UNAUDITED)                                 MAY 31, 2001
================================================================================

          SHARES                     SECURITY                           VALUE
================================================================================
COMMON STOCK-- 100%

BANKS -- 6.6%
   2,500,000       Bank One Corp.+                                  $ 99,000,000
   3,200,000       Wells Fargo & Co.                                 150,656,000
--------------------------------------------------------------------------------
                                                                     249,656,000
--------------------------------------------------------------------------------
BROKERAGE SERVICES -- 8.6%
   3,200,000       Merrill Lynch & Co., Inc.                         207,904,000
   1,800,000       Morgan Stanley Dean Witter & Co.                  117,018,000
--------------------------------------------------------------------------------
                                                                     324,922,000
--------------------------------------------------------------------------------
CAPITAL GOODS -- 4.3%
   2,000,000       General Electric Co.                               98,000,000
   1,100,000       Tyco International Ltd.+                           63,195,000
--------------------------------------------------------------------------------
                                                                     161,195,000
--------------------------------------------------------------------------------
CONSUMER DURABLES -- 2.6%
   2,000,000       The Home Depot, Inc.                               98,580,000
--------------------------------------------------------------------------------
CONSUMER GOODS -- 14.1%
   4,300,000       Amazon.com, Inc.+,++                               71,767,000
   3,000,000       The Coca-Cola Co.                                 142,200,000
   4,700,000       The Gillette Co.                                  135,971,000
   1,100,000       The Procter & Gamble Co.                           70,664,000
   2,300,000       Wm. Wrigley Jr. Co.                               110,469,000
--------------------------------------------------------------------------------
                                                                     531,071,000
--------------------------------------------------------------------------------
CONSUMER SERVICES -- 8.4%
   3,550,000       AOL Time Warner, Inc.++                           185,416,500
   4,100,000       The Walt Disney Co.                               129,642,000
--------------------------------------------------------------------------------
                                                                     315,058,500
--------------------------------------------------------------------------------
FINANCIAL SERVICES -- 6.2%
     900,000       Fannie Mae                                         74,196,000
   2,400,000       Household International, Inc.                     157,584,000
--------------------------------------------------------------------------------
                                                                     231,780,000
--------------------------------------------------------------------------------
HEALTHCARE -- 17.2%
   2,440,000       Amgen Inc.+,++                                    161,967,200
   1,200,000       Eli Lilly & Co.                                   101,640,000
     900,000       Johnson & Johnson+                                 87,255,000
     900,000       Merck & Co., Inc.                                  65,691,000
   5,400,000       Pfizer Inc.                                       231,606,000
--------------------------------------------------------------------------------
                                                                     648,159,200
--------------------------------------------------------------------------------
INSURANCE -- 7.1%
   1,200,000       American International Group, Inc.                 97,200,000
       2,500       Berkshire Hathaway Inc., Class A Shares++         171,750,000
--------------------------------------------------------------------------------
                                                                     268,950,000
--------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

9 SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND | 2001 Semi-Annual Report to
                                                  Shareholders

================================================================================
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                     MAY 31, 2001
================================================================================
          SHARES                     SECURITY                           VALUE
================================================================================
SEMICONDUCTORS -- 12.7%
   6,000,000       Intel Corp.                                     $ 162,060,000
   5,375,000       Texas Instruments Inc.                            183,395,000
   3,200,000       Xilinx, Inc.++                                    132,000,000
--------------------------------------------------------------------------------
                                                                     477,455,000
--------------------------------------------------------------------------------
SOFTWARE/PC'S -- 8.4%
   4,200,000       Dell Computer Corp.+,++                           102,312,000
   2,250,000       Microsoft Corp.+,++                               155,655,000
   6,000,000       Novell, Inc.++                                     27,180,000
   5,500,000       Palm, Inc.++                                       30,965,000
--------------------------------------------------------------------------------
                                                                     316,112,000
--------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 3.8%
   2,500,000       Cisco Systems, Inc.+,++                            48,150,000
   4,500,000       Lucent Technologies Inc.                           35,460,000
   4,100,000       Motorola, Inc.+                                    60,270,000
--------------------------------------------------------------------------------
                                                                     143,880,000
--------------------------------------------------------------------------------
                   TOTAL INVESTMENTS -- 100%
                   (Cost -- $3,318,497,324*)                      $3,766,818,700
================================================================================

+    ALL OR A PORTION OF THIS SECURITY IS ON LOAN (SEE NOTE 5).
++   NON-INCOME PRODUCING SECURITY.
*    AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME.

                       SEE NOTES TO FINANCIAL STATEMENTS.


10 SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND | 2001 Semi-Annual Report to
                                                   Shareholders

================================================================================
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)                     MAY 31, 2001
================================================================================

ASSETS:
     Investments, at value (Cost -- $3,318,497,324)               $3,766,818,700
     Collateral for securities on loan (Note 5)                      373,748,892
     Receivable for Fund shares sold                                   5,975,500
     Dividends and interest receivable                                 3,321,775
     ---------------------------------------------------------------------------
     TOTAL ASSETS                                                  4,149,864,867
     ---------------------------------------------------------------------------

LIABILITIES:
     Payable for securities on loan (Note 5)                         373,748,892
     Payable to bank                                                   2,850,814
     Management fee payable                                            2,466,121
     Distribution fees payable                                         1,109,761
     Payable for Fund shares purchased                                   364,535
     Accrued expenses                                                  1,457,424
--------------------------------------------------------------------------------
     TOTAL LIABILITIES                                               381,997,547
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                  $3,767,867,320
================================================================================

NET ASSETS:
     Par value of shares of beneficial interest                       $ 179,652
     Capital paid in excess of par value                          3,311,571,730
     Accumulated net investment loss                                (14,941,573)
     Accumulated net realized gain from security transactions        22,736,135
     Net unrealized appreciation of investments                     448,321,376
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                 $3,767,867,320
================================================================================
SHARES OUTSTANDING:
     Class A                                                          40,239,318
--------------------------------------------------------------------------------
     Class B                                                          78,264,258
--------------------------------------------------------------------------------
     Class L                                                          46,110,534
--------------------------------------------------------------------------------
     Class Y                                                           9,222,823
--------------------------------------------------------------------------------
     Class Z                                                           5,814,691
--------------------------------------------------------------------------------

NET ASSET VALUE:
     Class A (and redemption value)                                      $ 21.36
--------------------------------------------------------------------------------
     Class B *                                                           $ 20.77
--------------------------------------------------------------------------------
     Class L **                                                          $ 20.77
--------------------------------------------------------------------------------
     Class Y (and redemption value)                                      $ 21.65
--------------------------------------------------------------------------------
     Class Z (and redemption value)                                      $ 21.54
--------------------------------------------------------------------------------

MAXIMUM PUBLIC OFFERING PRICE PER SHARE:
     Class A (net asset value plus 5.26% of net asset value per share)   $ 22.48
--------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)   $ 20.98
================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       SEE NOTES TO FINANCIAL STATEMENTS.

11 SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND | 2001 Semi-Annual Report to
                                                   Shareholders

================================================================================
STATEMENT OF OPERATIONS (UNAUDITED)        FOR THE SIX MONTHS ENDED MAY 31, 2001
================================================================================

INVESTMENT INCOME:
     Dividends                                                      $ 15,996,413
     Interest                                                            146,556
--------------------------------------------------------------------------------
     TOTAL INVESTMENT INCOME                                          16,142,969
--------------------------------------------------------------------------------

EXPENSES:
     Management fee (Note 2)                                         14,233,134
     Distribution fees                                               14,189,691
     Shareholder and system servicing fees                            1,968,501
     Registration fees                                                  391,299
     Shareholder communications                                         134,609
     Custody                                                             83,756
     Trustees' fees                                                      50,568
     Audit and legal                                                     25,884
     Other                                                                7,100
--------------------------------------------------------------------------------
     TOTAL EXPENSES                                                  31,084,542
--------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                 (14,941,573)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
     Realized Gain From Security Transactions
     (excluding short-term securities):
        Proceeds from sales                                         167,449,780
        Cost of securities sold                                     142,457,441
--------------------------------------------------------------------------------
NET REALIZED GAIN                                                    24,992,339
--------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation of Investments:
        Beginning of period                                         640,233,647
        End of period                                               448,321,376
--------------------------------------------------------------------------------
     DECREASE IN NET UNREALIZED APPRECIATION                       (191,912,271)
--------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                            (166,919,932)
--------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM OPERATIONS                            $(181,861,505)
================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.


12 SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND | 2001 Semi-Annual Report to
                                                   Shareholders

================================================================================
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================

FOR THE SIX MONTHS ENDED MAY 31, 2001 (UNAUDITED)
AND THE YEAR ENDED NOVEMBER 30, 2000

                                                                       2001                2000
====================================================================================================
OPERATIONS:
     Net investment loss                                         $  (14,941,573)     $  (36,176,313)
     Net realized gain                                               24,992,339             853,083
     Decrease in net unrealized appreciation                       (191,912,271)       (298,275,304)
----------------------------------------------------------------------------------------------------
     DECREASE IN NET ASSETS FROM OPERATIONS                        (181,861,505)       (333,598,534)
----------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net realized gains                                                  --              (5,788,582)
     Capital                                                             --                    (374)
----------------------------------------------------------------------------------------------------
     DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS           --              (5,788,956)
----------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
     Net proceeds from sale of shares                               493,180,843       1,531,068,957
     Net asset value of shares issued for reinvestment
       of dividends                                                      --               5,274,638
     Cost of shares reacquired                                     (348,271,015)       (811,179,893)
----------------------------------------------------------------------------------------------------
     INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS            144,909,828         725,163,702
----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                   (36,951,677)        385,776,212

NET ASSETS:
     Beginning of period                                          3,804,818,997       3,419,042,785
----------------------------------------------------------------------------------------------------
     END OF PERIOD*                                              $3,767,867,320      $3,804,818,997
====================================================================================================
 * Includes accumulated net investment loss of:                    $(14,941,573)            --
====================================================================================================


                       SEE NOTES TO FINANCIAL STATEMENTS.

13 SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND | 2001 Semi-Annual Report to
                                                   Shareholders

================================================================================
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
================================================================================

1.  Significant Accounting Policies

Smith Barney Large Capitalization Growth Fund ("Fund") is a separate diversified investment fund of the Smith Barney Investment Trust ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Fund and six other separate investment funds: Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Mid Cap Core Fund, Smith Barney S&P 500 Index Fund, Smith Barney U.S. 5000 Index Fund and Smith Barney International Index Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities for which no sales price was reported and U.S. government and agency obligations are valued at the mean between bid and asked price; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the earlier of the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; interest income is recorded on the accrual basis; (e) realized gains or losses on the sale of securities are calculated based on the specific identification method;
(f) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets by class; (g) dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date; (h) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At November 30, 2000, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, accumulated net investment loss amounting to $33,119,493 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2.  Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The Fund pays SBFM a management fee calculated at an annual rate of 0.75% of the average daily net assets. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. During the six months ended May 31, 2001, the Fund paid transfer agent fees of $1,697,206 to CFTC.

14 SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND | 2001 Semi-Annual Report to
                                                   Shareholders

================================================================================
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
================================================================================

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers continue to sell Fund shares to the public as members of the selling group. For the six months ended May 31, 2001, SSB and its affiliates received brokerage commissions of $74,387.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In addition, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended May 31, 2001, SSB received sales charges of approximately $1,891,000 and $1,046,000 on sales of the Fund's Class A and L shares, respectively. In addition, for the six months ended May 31, 2001, CDSCs paid to SSB were approximately:


                                       CLASS A        CLASS B         CLASS L
================================================================================
CDSCs                                   $6,000      $1,754,000        $120,000
================================================================================

Pursuant to the Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets for each respective class. The Fund also pays a distribution fee with-respect to its Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets of each class, respectively. For the six months ended May 31, 2001, total Distribution Plan fees incurred were:

                                       CLASS A        CLASS B         CLASS L
================================================================================
Distribution Plan Fees              $1,077,303      $8,465,163      $4,647,225
================================================================================

All officers and one Trustee of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the six months ended May 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $296,423,130
--------------------------------------------------------------------------------
Sales                                                                167,449,780
================================================================================

At May 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                     $ 973,696,306
Gross unrealized depreciation                                      (525,374,930)
--------------------------------------------------------------------------------
Net unrealized appreciation                                       $ 448,321,376
================================================================================

4.  Repurchase Agreements

The Fund purchases, and its custodian takes possession of, U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5.  Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash. U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure to the risk of any losses in the investment of amounts received as collateral.

15 SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND | 2001 Semi-Annual Report to
                                                   Shareholders

================================================================================
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
================================================================================

At May 31, 2001, the Fund loaned common stocks having a value of $369,536,120 and received cash collateral for loaned securities which was invested as follows:

SECURITY DESCRIPTION                                                    VALUE
================================================================================
TIME DEPOSITS:
     Bank Brussels Lambert, 4.19% due 6/1/01                        $ 78,917,377
     CS First Boston Corp., 4.22% due 6/1/01                          53,904,996
     PG Bank A.G., 4.19% due 6/1/01                                   42,186,518
     Union Bank of Switzerland, 4.28% due 6/1/01                      88,053,297
FLOATING RATE CERTIFICATE OF DEPOSIT:
     First Union, 5.70% due 2/6/02                                    13,781,092
FLOATING RATE NOTE:
     Bear, Stearns & Co., 6.50% due 9/12/01                            1,492,339
REPURCHASE AGREEMENT:
     J.P. Morgan Securities, 4.03% due 6/1/01                         25,102,409
TRI-PARTY REPURCHASE AGREEMENT:
     Morgan Stanley Dean Witter, 4.19% due 6/1/01                     70,310,864
--------------------------------------------------------------------------------
TOTAL                                                               $373,748,892
================================================================================

Income earned by the Fund from securities loaned for the six months ended May 31, 2001 was $103,107.

6.  Shares of Beneficial Interest

At May 31, 2001, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an indentical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. At May 31, 2001, total paid-in capital amounted to the following for each class:

                         CLASS A        CLASS B        CLASS L       CLASS Y      CLASS Z
============================================================================================
Total Paid-in Capital $732,727,600  $1,382,756,340  $938,201,095  $125,603,071  $132,463,276
============================================================================================

Transactions in shares of each class were as follows:

                                         SIX MONTHS ENDED                        YEAR ENDED
                                           MAY 31, 2001                      NOVEMBER 30, 2000
                                     --------------------------          --------------------------
                                     SHARES              AMOUNT          SHARES              AMOUNT
======================================================================================================
CLASS A
Shares sold                        5,502,344       $ 121,117,434        18,878,710       $ 480,545,936
Shares issued on reinvestment             --                  --            49,590           1,228,836
Shares reacquired                 (3,782,092)        (82,232,742)      (12,584,753)       (318,969,363)
-------------------------------------------------------------------------------------------------------
Net Increase                       1,720,252       $  38,884,692         6,343,547       $ 162,805,409
=======================================================================================================

CLASS B
Shares sold                        5,908,143       $ 126,638,269        20,807,029       $ 518,262,790
Shares issued on reinvestment             --                  --           110,935           2,694,506
Shares reacquired                 (8,460,869)       (178,870,738)      (12,692,710)       (317,736,005)
-------------------------------------------------------------------------------------------------------
Net Increase (Decrease)           (2,552,726)      $ (52,232,469)        8,225,254       $ 203,221,291
=======================================================================================================

16 SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND | 2001 Semi-Annual Report to
                                                   Shareholders

================================================================================
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)
================================================================================

                                           SIX MONTHS ENDED                       YEAR ENDED
                                             MAY 31, 2001                     NOVEMBER 30, 2000
                                     ----------------------------        ---------------------------
                                     SHARES             AMOUNT           SHARES           AMOUNT
====================================================================================================
CLASS L
Shares sold                         9,009,935       $194,780,277        17,413,242    $ 434,628,399
Shares issued on reinvestment              --                 --            49,716        1,207,611
Shares reacquired                  (3,728,159)       (78,797,361)       (5,407,046)    (134,844,084)
----------------------------------------------------------------------------------------------------
Net Increase                        5,281,776       $115,982,916        12,055,912    $ 300,991,926
====================================================================================================

CLASS Y
Shares sold                         1,281,777       $ 28,368,338         1,360,903    $  34,422,335
Shares issued on reinvestment              --                 --                --              --
Shares reacquired                     (20,247)          (458,440)       (1,120,543)     (30,433,315)
----------------------------------------------------------------------------------------------------
Net Increase                        1,261,530       $ 27,909,898           240,360    $   3,989,020
====================================================================================================

CLASS Z
Shares sold                           997,651       $ 22,276,525         2,442,782    $  63,209,497
Shares issued on reinvestment              --                 --             5,770          143,685
Shares reacquired                    (366,415)        (7,911,734)         (365,574)      (9,197,126)
----------------------------------------------------------------------------------------------------
Net Increase                          631,236       $ 14,364,791         2,082,978    $  54,156,056
====================================================================================================


17 SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND | 2001 Semi-Annual Report to
                                                   Shareholders

================================================================================
FINANCIAL HIGHLIGHTS
================================================================================

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED NOVEMBER 30, UNLESS OTHERWISE NOTED:

CLASS A SHARES                              2001(1)(2)      2000(2)        1999(2)        1998(2)          1997(3)
==================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD          $22.31        $23.94         $17.41          $12.28        $11.88
------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
     Net investment income (loss)              (0.03)        (0.10)         (0.06)          (0.04)         0.01
     Net realized and unrealized gain (loss)   (0.92)        (1.49)          6.92            5.20          0.39
------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations            (0.95)        (1.59)          6.86            5.16          0.40
------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
     Net investment income                        --            --             --           (0.02)           --
     Net realized gains                           --         (0.04)         (0.33)          (0.01)           --
     Capital                                      --         (0.00)*           --              --            --
------------------------------------------------------------------------------------------------------------------
Total Distributions                               --         (0.04)         (0.33)          (0.03)           --
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $21.36        $22.31         $23.94          $17.41        $12.28
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                   (4.26)%++     (6.67)%        39.50%          42.12%         3.37%++
------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)            $859,331      $859,170       $770,392        $324,664      $111,063
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
     Expenses                                   1.13%+        1.12%          1.15%           1.19%         1.15%+
     Net investment income (loss)              (0.28)+       (0.39)         (0.27)          (0.38)         0.38+
------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                            4%            8%             9%             14%            1%
==================================================================================================================


CLASS B SHARES                              2001(1)(2)      2000(2)        1999(2)        1998(2)        1997(3)
===================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD          $21.78        $23.56         $17.26          $12.26        $11.88
-------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS
     Net investment loss                       (0.11)        (0.29)         (0.22)          (0.17)        (0.01)
     Net realized and unrealized gain (loss)   (0.90)        (1.45)          6.85            5.19          0.39
-------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations            (1.01)        (1.74)          6.63            5.02          0.38
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
     Net investment income                        --            --             --           (0.01)           --
     Net realized gains                           --         (0.04)         (0.33)          (0.01)           --
     Capital                                      --         (0.00)*           --              --            --
-------------------------------------------------------------------------------------------------------------------
Total Distributions                               --         (0.04)         (0.33)          (0.02)           --
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $20.77        $21.78         $23.56          $17.26         $12.26
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                   (4.64)%++     (7.42)%       38.51%           41.02%          3.20%++
-------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)          $1,625,725    $1,760,246    $1,710,004         $636,464       $179,598
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
     Expenses                                   1.91%+        1.86%         1.89%            1.95%          1.90%+
     Net investment loss                       (1.06)+       (1.14)        (1.01)           (1.14)         (0.37)+
-------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                            4%            8%            9%              14%             1%
===================================================================================================================

(1)  FOR THE SIX MONTHS ENDED MAY 31, 2001 (UNAUDITED).
(2) PER SHARE AMOUNTS HAVE BEEN CALCULATED USING THE MONTHLY AVERAGE SHARES METHOD.
(3)  FOR THE PERIOD FROM AUGUST 29, 1997 (INCEPTION DATE) TO NOVEMBER 30, 1997.
*    AMOUNT REPRESENTS LESS THAN $0.01 PER SHARE.
++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.
+    ANNUALIZED.


18 SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND | 2001 Semi-Annual Report to
                                                   Shareholders

================================================================================
FINANCIAL HIGHLIGHTS (CONTINUED)
================================================================================

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED NOVEMBER 30, UNLESS OTHERWISE NOTED:

CLASS L SHARES                                2001(1)(2)      2000(2)        1999(2)        1998(2)(3)     1997(4)
====================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD          $21.78         $23.56         $17.26          $12.26        $11.88
--------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
     Net investment loss                       (0.11)         (0.28)         (0.22)          (0.17)        (0.01)
     Net realized and unrealized gain (loss)   (0.90)         (1.46)          6.85            5.19          0.39
--------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations            (1.01)         (1.74)          6.63            5.02          0.38
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
     Net investment income                        --             --             --           (0.01)          --
     Net realized gains                           --          (0.04)         (0.33)          (0.01)          --
     Capital                                      --          (0.00)*           --              --           --
--------------------------------------------------------------------------------------------------------------------
Total Distributions                               --          (0.04)         (0.33)          (0.02)          --
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $20.77         $21.78         $23.56          $17.26       $12.26
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                   (4.64)%++      (7.42)%        38.51%          41.02%        3.20%++
--------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)            $957,910       $889,298       $677,792        $187,741      $37,224
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
     Expenses                                   1.90%+         1.86%         1.89%           1.96%        1.90%+
     Net investment loss                       (1.05)+        (1.14)        (1.01)          (1.14)       (0.38)+
--------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                            4%              8%            9%             14%           1%
====================================================================================================================

CLASS Y SHARES                                2001(1)(2)      2000(2)        1999(2)         1998(2)       1997(5)
====================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD          $22.57         $24.14        $17.49          $12.29        $12.66
--------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
     Net investment income (loss)               0.01          (0.01)         0.02           (0.00)*        0.01
     Net realized and unrealized gain (loss)   (0.93)         (1.52)         6.96            5.23         (0.38)
--------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations            (0.92)         (1.53)         6.98            5.23         (0.37)
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
     Net investment income                        --             --            --           (0.02)           --
     Net realized gains                           --          (0.04)        (0.33)          (0.01)           --
     Capital                                      --          (0.00)*          --              --            --
-------------------------------------------------------------------------------------------------------------------
Total Distributions                               --          (0.04)        (0.33)          (0.03)           --
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $21.65         $22.57        $24.14          $17.49        $12.29
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                   (4.08)%++      (6.37)%       40.00%          42.61%        (2.92)%++
-------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)            $199,635       $179,676      $186,369        $133,556       $84,758
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
     Expenses                                   0.78%+         0.76%         0.78%           0.83%         0.82%+
     Net investment  income (loss)              0.07+         (0.04)         0.09           (0.02)         0.54+
-------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                            4%             8%            9%             14%            1%
===================================================================================================================

(1)  FOR THE SIX MONTHS ENDED MAY 31, 2001 (UNAUDITED).
(2) PER SHARE AMOUNTS HAVE BEEN CALCULATED USING THE MONTHLY AVERAGE SHARES METHOD.
(3)  ON JUNE 12, 1998, CLASS C SHARES WERE RENAMED CLASS L SHARES.
(4)  FOR THE PERIOD FROM AUGUST 29, 1997 (INCEPTION DATE) TO NOVEMBER 30, 1997.
(5)  FOR THE PERIOD FROM OCTOBER 15, 1997 (INCEPTION DATE) TO NOVEMBER 30, 1997.
*    AMOUNT REPRESENTS LESS THAN $0.01 PER SHARE.
++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.
+    ANNUALIZED.


19 SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND | 2001 Semi-Annual Report to
                                                   Shareholders

================================================================================
FINANCIAL HIGHLIGHTS (CONTINUED)
================================================================================

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED NOVEMBER 30, UNLESS OTHERWISE NOTED:

CLASS Z SHARES                               2001(1)(2)     2000(2)       1999(2)(3)
====================================================================================

NET ASSET VALUE, BEGINNING OF PERIOD         $22.46         $24.02          $19.48
------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
     Net investment income (loss)              0.01          (0.01)           0.02
     Net realized and unrealized gain (loss)  (0.93)         (1.51)           4.85
------------------------------------------------------------------------------------
Total Income (Loss) From Operations           (0.92)         (1.52)           4.87
------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
     Net realized gains                          --          (0.04)          (0.33)
     Capital                                     --          (0.00)*            --
------------------------------------------------------------------------------------
Total Distributions                              --          (0.04)          (0.33)
------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $21.54         $22.46          $24.02
------------------------------------------------------------------------------------
TOTAL RETURN                                  (4.10)%++      (6.36)%         25.08%+
------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)           $125,266       $116,429         $74,486
------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
     Expenses                                  0.78%+         0.76%           0.78%+
     Net investment income (loss)              0.07+         (0.03)           0.11+
------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                           4%             8%              9%
====================================================================================

(1)  FOR THE SIX MONTHS ENDED MAY 31, 2001 (UNAUDITED).
(2) PER SHARE AMOUNTS HAVE BEEN CALCULATED USING THE MONTHLY AVERAGE SHARES METHOD.
(3)  FOR THE PERIOD FROM JANUARY 4, 1999 (INCEPTION DATE) TO NOVEMBER 30, 1999.
*    AMOUNT REPRESENTS LESS THAN $0.01 PER SHARE.
++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.
+    ANNUALIZED.


20 SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND | 2001 Semi-Annual Report to
                                                   Shareholders

================================================================================
FINANCIAL HIGHLIGHTS (CONTINUED)
================================================================================


21 SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND | 2001 Semi-Annual Report to
                                                   Shareholders

================================================================================
FINANCIAL HIGHLIGHTS (CONTINUED)
================================================================================


22 SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND | 2001 Semi-Annual Report to
                                                   Shareholders

--------------------------------------------------------------------------------
     SMITH BARNEY
LARGE CAPITALIZATION
     GROWTH FUND
--------------------------------------------------------------------------------

TRUSTEES

Herbert Barg
Alfred J. Bianchetti
Martin Brody
Dwight B. Crane
Burt N. Dorsett
Elliot S. Jaffe
Stephen E. Kaufman
Joseph J. McCann
Heath B. McLendon, Chairman
Cornelius C. Rose, Jr.

James J. Crisona, Emeritus

OFFICERS

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Alan J. Blake
Vice President and
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER

Smith Barney Fund
Management LLC

DISTRIBUTOR

Salomon Smith Barney Inc.

CUSTODIAN

PFPC Trust Company

TRANSFER AGENT

Citi Fiduciary Trust Company
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT
PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND
--------------------------------------------------------------------------------

This report is submitted for the general information of the shareholders of Smith Barney Investment Trust -- Smith Barney Large Capitalization Growth Fund, but it may also be used as sales literature when preceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after August 31, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND

Smith Barney Mutual Funds
7 World Trade Center
New York, New York 10048

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

WWW.SMITHBARNEY.COM/MUTUALFUNDS

SALOMON SMITH BARNEY [LOGO]
---------------------------
A member of citigroup [LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

FD01520 7/01

--------------------------------------------------------------------------------

                                 SMITH BARNEY
                               MID CAP CORE FUND

--------------------------------------------------------------------------------

           STYLE PURE SERIES  |  SEMI-ANNUAL REPORT  |  MAY 31, 2001



                              [LOGO] Smith Barney
                                     Mutual Funds
                Your Serious Money. Professionally Managed./SM/

        ---------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
        ---------------------------------------------------------------

[PHOTO]

LARRY WEISSMAN
Portfolio Manager

         Style Pure Series
   [GRAPHIC]

 Semi-Annual Report . May 31, 2001

 SMITH BARNEY
 MID CAP CORE FUND

      LARRY WEISSMAN

      Larry Weissman, CFA, has more than 15 years of securities business experience.

      Education: BS in Economics from Cornell University, MBA in Finance from Columbia University.

      FUND OBJECTIVE

      The Fund seeks long-term growth of capital by investing primarily in equity securities of medium-sized companies. Medium-sized companies are those that have market capitalizations within the market capitalization range of those companies in the S&P MidCap Index at the time of the Fund's investment.

      FUND FACTS

      FUND INCEPTION
      September 1, 1998

      MANAGER TENURE
            -----------------
      Since Inception

      MANAGER INVESTMENT
      INDUSTRY EXPERIENCE
            -----------------
      15 Years

          CLASS 1 CLASS A CLASS B CLASS L
------------------------------------------
NASDAQ      N/A    SBMAX   SBMDX   SBMLX
------------------------------------------
INCEPTION 9/12/00 9/1/98  9/1/98  9/1/98
------------------------------------------

Average Annual Total Returns as of May 31, 2001

                        Without Sales Charges/(1)/

                   Class 1   Class A   Class B  Class L
--------------------------------------------------------
Six-Month+           4.72%     4.58%     4.20%     4.20%
--------------------------------------------------------
One-Year              N/A      2.51      1.76      1.76
--------------------------------------------------------
Since Inception++  (12.28)    28.93     27.98     27.98
--------------------------------------------------------

                         With Sales Charges/(2)/

                   Class 1   Class A   Class B  Class L
--------------------------------------------------------
Six-Month+          (4.18)%   (0.67)%   (0.80)%    2.15%
--------------------------------------------------------
One-Year              N/A     (2.62)    (3.04)    (0.19)
--------------------------------------------------------
Since Inception++  (19.74)    26.55     27.26     27.49
--------------------------------------------------------

/(1)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of all applicable sales charges with respect to Class 1, A and L shares of the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

/(2)/ Assumes reinvestment of all dividends and capital gain distributions, if any at net asset value. In addition, Class 1, A and L shares reflect the deduction of the maximum sales charges of 8.50%, 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

    All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Total return is not annualized, as it may not be representative of the total return for the year.

++ Inception date for Class A, B and L shares is September 1, 1998. Inception date for Class 1 shares is September 12, 2000.



What's Inside
Your Investment in the Smith Barney Mid Cap Core Fund . . . . . . . . . . . . 1
Letter to our Shareholders  . . . . . . . . . . . . . . . . . . . . . . . . . 2
Fund at a Glance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
Historical Performance . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
Growth of $10,000 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
Schedule of Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
Statement of Assets and Liabilities . . . . . . . . . . . . . . . . . . . . .13
Statement of Operations . . . . . . . . . . . . . . . . . . . . . . . . . . .14
Statements of Changes in Net Assets . . . . . . . . . . . . . . . . . . . . .15
Notes to Financial Statements . . . . . . . . . . . . . . . . . . . . . . . .16
Financial Highlights . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./SM/

 Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

             YOUR INVESTMENT IN THE SMITH BARNEY MID CAP CORE FUND


Portfolio manager Larry Weissman and his team follow a rigorous approach in identifying mid-cap companies not yet recognized by the investment community with established track records.

[GRAPHIC] An Innovative Investment Discipline
          Larry and his team look for mid-cap companies having management teams with a personal stake in thecompany, sustainable, competitive advantage through established leadership positions, and well-executedbusiness plans.

[GRAPHIC] Unrecognized Companies with Growth Potential
          Your investment offers you the opportunity to participate in a Fund that seeks to invest in leadingcompanies across the mid-capitalization spectrum. What are core stocks? We define core investments asthose companies that exhibit predictable and consistent long term growth. We look for companies thatexhibit attractive return potential relative to their growth expectations and we believe we can find thiskind of company in a wide variety of sectors and industries.

[GRAPHIC] The Smith Barney Solution to Funds that Stray--The Style
          Pure Series
          The Style Pure Series is a selection of Smith Barney Mutual Funds that are the basic building blocks ofasset allocation. This series of funds attempts to stay fully invested within their asset class and investmentstyle, enabling investors to make asset allocation decisions in conjunction with their financial professionals.

[GRAPHIC] A Distinguished History of Managing Your Serious Money
          Founded in 1873 and 1892, respectively, the firms of
          Charles D. Barney and Edward B. Smith wereamong the
          earliest providers of securities information, research and transactions. Merged in 1937,Smith Barney & Co. offered its clients a powerful, blue-chip investment capability able to
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          distinguished history of Smith Barney with the unparalleled global reach of its parent, Citigroup.

          At Citigroup Asset Management, you gain access to blue-chip management delivered professionally. Weare proud to offer you, the serious investor, a variety of managed solutions.



  1 Smith Barney Mid Cap Core Fund | 2001 Semi-Annual Report to Shareholders

Dear Shareholder,

We are pleased to provide the semi-annual report for the Smith Barney Mid Cap Core Fund ("Fund") for the period ended May 31, 2001. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment objective and strategy. We hope you find this report to be useful and informative.

Investment Objective and Approach
The Fund seeks long-term growth of capital by investing primarily in equity securities of medium sized companies. Medium sized companies are those whose market capitalization is within the market capitalization range of companies in the Standard & Poor's MidCap 400 Index ("S&P MidCap")/1/ at the time of the Fund's investment. To accomplish our mandate, we pursue an investment approach that focuses on companies we believe have competitive advantages and excellent market positions. In our view, many of these companies are leaders in their respective fields and are poised to leverage and exploit current growth opportunities. With the companies under consideration, we look for consistency of growth, good management, positive cash flow and a high return on equity as factors in determining where to invest. It is our objective to invest in companies that have the potential to become the blue chips of tomorrow. Thus, over time we believe these companies should receive increasing focus from the media and from investors.

Performance Update
For the six months ended May 31, 2001, the Fund's Class A, B, L and 1 shares, without sales charges, returned 4.58%, 4.20%, 4.20% and 4.72%, respectively. The Fund's Class A, B, L and 1 shares, with sales charges, returned negative 0.67%, negative 0.80%, 2.15%, and negative 4.18%, respectively, for the same period. In comparison, the S&P MidCap posted a gain of 9.13% for the same period. We believe there are two major reasons for this short-term underperformance versus the S&P MidCap. First of all, in the recent environment, many of the successful growth stocks of the past three years have decreased in price while the prices of some of the lower-quality stocks which have previously performed poorly have recently increased. Since our investment philosophy tends to focus on higher-quality growth stocks, the market's recent preference for stocks that are significantly undervalued despite the quality of a company's fundamentals, have negatively impacted the Fund. Secondly, we define mid-cap stocks as companies with market capitalizations between $2 billion and $15 billion. The S&P MidCap, however, is comprised of companies that have market capitalizations as little as $200 million. During the period, the best performing stocks in the Index were those with market capitalizations that fall well below our universe requirements and were, therefore, not investment candidates for the Fund. These factors, while short-term in nature, make comparisons of the Fund to the S&P MidCap more difficult to interpret. Investors should note that while past performance is not indicative of future results, over the long-term the Fund has historically outperformed the S&P MidCap in a variety of market conditions.

--------
1 S&P MidCap is a market-value weighted index, consisting of 400 domestic stocks chosen for market size liquidity and industry group representation. Please note that an investor cannot invest directly in an index.


  2 Smith Barney Mid Cap Core Fund | 2001 Semi-Annual Report to Shareholders

Market Update
During the period, the Standard & Poor's 500 Index ("S&P 500")/2/ lost 3.90%, and the Nasdaq Composite Index/3/ declined 18.76%. Corporations continued to report pressures on profit margins and earnings. This coupled with declining stock prices, credit restraint by banks, and a strong dollar continued to restrain demand and output. Earnings growth expectations for the S&P MidCap have been revised from approximately 15% to roughly 4%. In our opinion, growth expectations for technology stocks in particular will continue to be reduced. We believe that demand for technology will remain subdued while companies re-evaluate the technology capacity that they have overbuilt over the past few years. Orders for technology equipment have fallen dramatically and technology companies have little visibility on future revenues. Technology now represents 18% (market capitalization-weighted) of the Index, down from almost 22% in November 2000. Since technology is the largest sector in the S&P MidCap, future growth in the S&P MidCap will necessitate that this sector begin to show improving fundamentals.

At the same time that corporations' capital spending skyrocketed to new highs (close to 14% of GDP) which resulted in over-capacity, more and more consumers exuberantly invested the bulk of their savings in the stock market. Investors who utilized credit to keep pace with their paper gains must now contend with their debt burdens.

In spite of these problems, we believe there is good news. During the period, hoping to stimulate the weak economy, the U.S. Federal Reserve Board ("Fed") reduced interest rates a total of 250 basis points/4/ (2.50%), with an indication that further rate decreases may follow. In addition, we believe the stock market now appears fairly valued relative to bonds for the first time since 1996. This coupled with the prospect that the pace of negative earnings revisions appear to have bottomed around the end of January 2001 could help stabilize the market. We believe that Federal Reserve policy and consumer confidence may be the key to U.S. market performance going forward.

We also believe the future for mid-cap stocks and for the Fund's investments will continue to be bright. Over the last few months, mid-cap stocks have performed quite well versus the S&P 500. Additionally, the Fund continues to benefit from its holdings in quality companies that are receiving greater recognition from investors and investment research firms. While no assurances can be made, we expect that mid-cap stocks will continue to outperform large-cap stocks for the next few years. This is based upon our expectation that earnings growth for mid-cap stocks will be higher than that for large-cap stocks. In fact, Wall Street consensus estimated growth rates for the S&P MidCap for 2001 and 2002 are 4% and 21% versus negative 3% and 19%, respectively, for the S&P 500.

Fund Update
At the end of the period, the Fund had approximately 89% of its assets invested in equity securities, 8% of its assets invested in mid-cap index futures and 3% of its assets invested in cash equivalents. We expect to reduce the percentage of the Fund's assets held in stock index futures over time as we attempt to take advantage of short-term price swings by purchasing our favored stocks at what we believe are opportune times. As of the end of the period, the median market capitalization of stocks held by the Fund was approximately $6 billion, with the top ten names representing about 18% of net assets.

At the close of the period, the Fund's largest sector concentrations were in finance, technology, and healthcare. While we continue to emphasize these sectors, we have selectively added to our holdings in several other sectors in which the Fund had previously been underweight relative to the S&P MidCap, including the producer manufacturing and utilities sectors.

--------
2 The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
3 The Nasdaq Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.
4 A basis point is 0.01% or one one-hundredth of a percent.


  3 Smith Barney Mid Cap Core Fund | 2001 Semi-Annual Report to Shareholders

Although our largest holdings represent a number of different industries, they all share inherent competitive advantages that we expect will result in stable and consistent growth. For example, Ambac Financial Group and A.J. Gallagher & Co. are leaders in the insurance industry. We believe Pepsi Bottling should continue to benefit from a strong portfolio of products, especially in the non-carbonated category (e.g. Aquafina). L-3 Communications is a defense electronics company with a well-regarded management team and proven track record of earnings and performance. Lastly, SPX Corp. is a high-quality, multi-industry player with a portfolio of approximately 15 niche businesses in markets where it is typically the number one or two operator.

In these admittedly trying times, we are trying to manage the Fund relatively conservatively by maintaining diversification across sectors, industries and individual stocks. Although the market has been extremely volatile, we believe our focus on buying and holding high-quality, well-managed, and well-positioned companies should help the Fund weather market corrections and reward investors with consistent and superior performance.

We recognize that you have many investment choices and we appreciate your trust and support. Thank you for investing in the Smith Barney Mid Cap Core Fund.

Sincerely,

/s/ Heath B. McLendon /s/ Lawrence Weissman

Heath McLendon        Lawrence Weissman, CFA
Chairman              Vice President and Investment Officer

June 25, 2001

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 9 through 12 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of May 31, 2001 and is subject to change.



  4 Smith Barney Mid Cap Core Fund | 2001 Semi-Annual Report to Shareholders

            Smith Barney Mid Cap Core Fund at a Glance (unaudited)


 Top Ten Holdings*+

        1.  SPX Corp............................................... 2.8%

        2. Ambac Financial Group Inc............................... 2.5

        3. The Pepsi Bottling Group, Inc........................... 2.3

        4. L-3 Communications Holdings, Inc........................ 2.2

        5. Arthur J. Gallagher & Co................................ 2.0

        6. FactSet Research Systems Inc............................ 1.9

        7. Weatherford International, Inc.......................... 1.8

        8. Electronic Arts Inc..................................... 1.8

        9. BJ Services Co.......................................... 1.7

        10. Fiserv, Inc............................................ 1.7


                          Industry Diversification*+

                                     [CHART]

                          8.2%  Commercial Services
                          6.2%  Consumer Durables
                          3.7%  Consumer Non-Durables
                          6.5%  Energy
                         19.4%  Finance
                          8.3%  Health Care - Drugs
                         4.6%   Health Care - Services
                          9.1%  Industrial Services
                         17.8%  Technology
                         16.2%  Other

                            Investment Breakdown*++

                                     [CHART]

                         Repurchase Agreement   10.3%
                         Common Stock           89.7%

* All information is as of May 31, 2001. Please note that Fund holdings are subject to change.
+ As a percentage of total common stock.
++As a percentage of total investments.


  5 Smith Barney Mid Cap Core Fund | 2001 Semi-Annual Report to Shareholders

 Historical Performance -- Class 1 Shares


                                 Net Asset Value
                             -----------------------
                               Beginning      End     Income   Capital Gain     Total
Period Ended                   of Period   of Period Dividends Distributions  Returns/(1)/
-------------------------------------------------------------------------------------------
5/31/01                         $19.91      $20.85     $0.00       $0.00          4.72%+
-----------------------------------------------------------------------------------------
Inception* -- 11/30/00           25.17       19.91      0.00        1.33        (16.23)+
-----------------------------------------------------------------------------------------
 Total                                                 $0.00       $1.33
-----------------------------------------------------------------------------------------

 Historical Performance -- Class A Shares

                                 Net Asset Value
                             -----------------------
                               Beginning      End     Income   Capital Gain     Total
Period Ended                   of Period   of Period Dividends Distributions  Returns/(1)/
-------------------------------------------------------------------------------------------
5/31/01                         $19.89      $20.80     $0.00       $0.00          4.58%+
-----------------------------------------------------------------------------------------
11/30/00                         17.74       19.89      0.00        1.47         19.59
-----------------------------------------------------------------------------------------
11/30/99                         13.63       17.74      0.01        0.55         34.36
-----------------------------------------------------------------------------------------
Inception* -- 11/30/98           11.40       13.63      0.00        0.00         19.56+
-----------------------------------------------------------------------------------------
 Total                                                 $0.01       $2.02
-----------------------------------------------------------------------------------------

 Historical Performance -- Class B Shares

                                 Net Asset Value
                             -----------------------
                               Beginning      End     Income   Capital Gain     Total
Period Ended                   of Period   of Period Dividends Distributions  Returns/(1)/
-------------------------------------------------------------------------------------------
5/31/01                         $19.54      $20.36     $0.00       $0.00          4.20%+
-----------------------------------------------------------------------------------------
11/30/00                         17.58       19.54      0.00        1.47         18.68
-----------------------------------------------------------------------------------------
11/30/99                         13.60       17.58      0.00        0.55         33.43
-----------------------------------------------------------------------------------------
Inception* -- 11/30/98           11.40       13.60      0.00        0.00         19.30+
-----------------------------------------------------------------------------------------
 Total                                                 $0.00       $2.02
-----------------------------------------------------------------------------------------

 Historical Performance -- Class L Shares

                                 Net Asset Value
                             -----------------------
                               Beginning      End     Income   Capital Gain     Total
Period Ended                   of Period   of Period Dividends Distributions  Returns/(1)/
-------------------------------------------------------------------------------------------
5/31/01                         $19.54      $20.36     $0.00       $0.00          4.20%+
-----------------------------------------------------------------------------------------
11/30/00                         17.57       19.54      0.00        1.47         18.75
-----------------------------------------------------------------------------------------
11/30/99                         13.60       17.57      0.00        0.55         33.35
-----------------------------------------------------------------------------------------
Inception* -- 11/30/98           11.40       13.60      0.00        0.00         19.30+
-----------------------------------------------------------------------------------------
 Total                                                 $0.00       $2.02
-----------------------------------------------------------------------------------------

 Historical Performance -- Class Y Shares

                                 Net Asset Value
                             -----------------------
                               Beginning      End     Income   Capital Gain     Total
Period Ended                   of Period   of Period Dividends Distributions  Returns/(1)/
-------------------------------------------------------------------------------------------
5/31/01                         $20.02      $20.97     $0.00       $0.00          4.75%+
-----------------------------------------------------------------------------------------
11/30/00                         17.78       20.02      0.00        1.47         20.06
-----------------------------------------------------------------------------------------
Inception* -- 11/30/99           13.65       17.78      0.01        0.55         34.49+
-----------------------------------------------------------------------------------------
 Total                                                 $0.01       $2.02
-----------------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends and capital gains, if any, annually.


  6 Smith Barney Mid Cap Core Fund | 2001 Semi-Annual Report to Shareholders

 Average Annual Total Returns


                                           Without Sales Charges/(1)/
                                   -------------------------------------------
                                   Class 1   Class A  Class B  Class L Class Y
-------------------------------------------------------------------------------
Six Months Ended 5/31/01+             4.72%    4.58%    4.20%    4.20%   4.75%
------------------------------------------------------------------------------
Year Ended 5/31/01                     N/A     2.51     1.76     1.76    2.88
------------------------------------------------------------------------------
Inception* through 5/31/01          (12.28)+  28.93    27.98    27.98   23.49
------------------------------------------------------------------------------
                                            With Sales Charges/(2)/
                                   -------------------------------------------
                                   Class 1   Class A  Class B  Class L Class Y
-------------------------------------------------------------------------------
Six Months Ended 5/31/01+            (4.18)%  (0.67)%  (0.80)%   2.15%   4.75%
------------------------------------------------------------------------------
Year Ended 5/31/01                     N/A    (2.62)   (3.04)   (0.19)   2.88
------------------------------------------------------------------------------
Inception* through 5/31/01          (19.74)+  26.55    27.26    27.49   23.49
------------------------------------------------------------------------------

 Cumulative Total Returns

                                                   Without Sales Charges/(1)/
------------------------------------------------------------------------------
Class 1 (Inception* through 5/31/01)                        (12.28)%
-----------------------------------------------------------------------------
Class A (Inception* through 5/31/01)                        100.90
-----------------------------------------------------------------------------
Class B (Inception* through 5/31/01)                         96.84
-----------------------------------------------------------------------------
Class L (Inception* through 5/31/01)                         96.84
-----------------------------------------------------------------------------
Class Y (Inception* through 5/31/01)                         69.12
-----------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class 1, A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class 1, A and L shares reflect the deduction of the maximum initial sales charges of 8.50%, 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 * Inception date for Class A, B and L shares is September 1, 1998 and for Class Y shares is December 3, 1998. Inception date for Class 1 shares is September 12, 2000.
 + Total return is not annualized, as it may not be representative of the total return for the year.


  7 Smith Barney Mid Cap Core Fund | 2001 Semi-Annual Report to Shareholders

 Historical Performance (unaudited)

Growth of $10,000 Invested in Class A, B and L Shares of the Smith Barney Mid Cap Core Fund vs. Standard & Poor's MidCap 400 Index+

--------------------------------------------------------------------------------
                          September 1998 -- May 2001

                                     [CHART]

             Smith Barney        Smith Barney         Smith Barney
            Mid Cap Core Fund   Mid Cap Core Fund    Mid Cap Core Fund    Standard & Poor's
           -- Class A Shares   -- Class B Shares    -- Class L Shares     MidCap 400 Index
            ----------------   ----------------    ----------------       ----------------
 Sep 1, 98        9,500              10,000               9,797                10,000
    Nov 98       11,358              11,430              11,706                12,505
    May 99       13,689              13,833              14,084                14,218
    Nov 99       15,261              15,518              15,743                15,178
    May 00       18,619              18,943              19,141                17,269
    Nov 00       18,251              18,591              18,694                17,552
May 31, 01      $19,086             $19,384             $19,479               $19,155

+Hypothetical illustration of $10,000 invested in Class A, B and L shares at inception on September 1, 1998, assuming deduction of the maximum 5.00% and 1.00% sales charge at the time of investment for Class A and L shares, respectively; and the deduction of the maximum 5.00% and 1.00% CDSC for Class B and L shares, respectively. It also assumes reinvestment of dividends and capital gains, if any, through May 31, 2001. The Standard & Poor's MidCap 400 Index ("S&P MidCap 400") is a market-value weighted index, consisting of 400 domestic stocks chosen for market size liquidating and industry group representation. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. An investor may not invest directly in an index. The performance of the Fund's other class may be greater or less than the Class A, B and L shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


  8 Smith Barney Mid Cap Core Fund | 2001 Semi-Annual Report to Shareholders

 Schedule of Investments (unaudited)                               May 31, 2001


      SHARES                        SECURITY                        VALUE
   ---------------------------------------------------------------------------
   COMMON STOCK -- 89.7%
   Commercial Services -- 7.4%
         292,306 Advent Software, Inc.*                          $ 19,075,890
         108,700 American Standard Cos. Inc.*                       7,242,681
         256,700 Convergys Corp.*                                  10,550,370
         234,510 Danaher Corp.                                     14,769,440
         204,125 Engelhard Corp.                                    5,666,510
         558,683 FactSet Research Systems Inc.                     22,408,775
          85,500 General Dynamics Corp.                             6,627,960
         611,685 Imax Corp.*+                                       1,682,134
         174,825 Sealed Air Corp.*                                  7,256,986
         165,711 The St. Joe Co.                                    4,290,258
   --------------------------------------------------------------------------
                                                                   99,571,004
   --------------------------------------------------------------------------
   Consumer Durables -- 5.5%
         362,530 Electronic Arts Inc.*                             21,349,392
         407,950 Harley-Davidson, Inc.                             19,161,411
         287,745 SPX Corp.*                                        34,155,331
   --------------------------------------------------------------------------
                                                                   74,666,134
   --------------------------------------------------------------------------
   Consumer Non-Durables -- 3.3%
         215,850 Alberto-Culver Co.*                                7,654,041
         233,050 Hain Celestial Group, Inc.*                        5,830,911
         181,000 Hormel Foods Corp.                                 4,269,790
         628,350 The Pepsi Bottling Group, Inc.+                   27,358,359
   --------------------------------------------------------------------------
                                                                   45,113,101
   --------------------------------------------------------------------------
   Consumer Services -- 3.3%
         229,800 Cablevision Systems Corp., Class A Shares*+       13,064,130
         114,900 Cablevision Systems Corp., Rainbow Media Group*    2,769,090
         198,150 Entercom Communications Corp.*+                    9,703,405
         447,050 Univision Communications Inc.*                    19,549,496
   --------------------------------------------------------------------------
                                                                   45,086,121
   --------------------------------------------------------------------------
   Energy -- 5.8%
         132,000 Allegheny Energy, Inc.                             7,022,400
         263,750 Anadarko Petroleum Corp.                          16,513,387
         190,500 DPL Inc.                                           5,486,400
         284,861 El Paso Corp.                                     17,348,035
         249,000 Mirant Corp.*                                      9,785,700
          79,450 Murphy Oil Corp.                                   6,677,772
         279,380 Newfield Exploration Co.*                          9,828,588
          11,585 Peabody Energy Corp.*                                393,311
         179,500 TECO Energy, Inc.                                  5,761,950
   --------------------------------------------------------------------------
                                                                   78,817,543
   --------------------------------------------------------------------------
   Finance -- 17.4%
         386,020 ACE Ltd.                                          14,958,275
         539,347 Ambac Financial Group, Inc.+                      30,230,399
         486,322 Annuity and Life Re (Holdings), Ltd.              16,656,528
         888,300 Arthur J. Gallagher & Co.                         24,428,250
          92,300 Capital One Financial Corp.                        6,009,653
         270,468 Commerce Bancorp, Inc.                            18,554,105
         172,600 Countrywide Credit Industries, Inc.                6,684,798

                      See Notes to Financial Statements.


  9 Smith Barney Mid Cap Core Fund | 2001 Semi-Annual Report to Shareholders

 Schedule of Investments (unaudited) (continued)                   May 31, 2001


   SHARES                           SECURITY                          VALUE
--------------------------------------------------------------------------------
Finance -- 17.4% (continued)
      117,355 Everest Re Group, Ltd.                               $  7,968,404
      393,230 IndyMac Bancorp, Inc.*                                  9,142,597
       25,610 Instinet Group, Inc.*                                     488,383
      135,500 Lehman Brothers Holdings Inc.                           9,703,155
      109,400 M&T Bank Corp.                                          8,265,170
      320,020 Nationwide Financial Services, Inc., Class A Shares+   14,151,284
      505,800 North Fork Bancorporation, Inc.                        14,435,532
      141,265 Providian Financial Corp.                               8,018,201
      310,800 State Street Corp.                                     17,084,676
      310,415 Waddell & Reed Financial, Inc.                          9,660,115
      227,950 XL Capital Ltd., Class A Shares                        18,122,025
-------------------------------------------------------------------------------
                                                                    234,561,550
-------------------------------------------------------------------------------
Healthcare - Drugs -- 7.4%
      342,975 Affymetrix, Inc.*+                                     13,461,769
      204,400 Forest Laboratories, Inc.*                             15,137,864
      195,150 ImClone Systems, Inc.*                                  9,689,197
      410,625 Ivax Corp.*                                            13,838,062
      126,000 King Pharmaceuticals, Inc.*                             6,373,080
      117,250 MedImmune, Inc.*                                        4,674,757
      242,950 Millennium Pharmaceuticals, Inc.*                       9,273,401
      108,700 Protein Design Labs, Inc.*                              8,066,627
      595,735 Sepracor Inc.*+                                        19,849,890
-------------------------------------------------------------------------------
                                                                    100,364,647
-------------------------------------------------------------------------------
Healthcare - Services -- 4.2%
      435,000 Health Management Associates, Inc.*                     7,725,600
      123,300 Lincare Holdings, Inc.*                                 7,156,332
       86,700 Quest Diagnostics, Inc.*                               10,716,987
      311,650 Stryker Corp.                                          17,904,292
       56,150 Universal Health Services Inc., Class B Shares*         4,492,000
       92,860 Wellpoint Health Networks Inc.*                         8,060,248
-------------------------------------------------------------------------------
                                                                     56,055,459
-------------------------------------------------------------------------------
Industrial Services -- 8.2%
      187,950 Air Products and Chemicals, Inc.                        8,790,422
      266,905 BJ Services Co.*                                       20,017,875
      260,340 Cooper Cameron Corp.*                                  18,036,355
      447,590 Diamond Offshore Drilling, Inc.+                       17,729,040
      358,300 Dynegy Inc., Class A Shares                            17,664,190
      123,420 Praxair, Inc.                                           6,206,792
      393,200 Weatherford International, Inc.*                       22,164,684
-------------------------------------------------------------------------------
                                                                    110,609,358
-------------------------------------------------------------------------------
Process Industries -- 0.9%
      301,450 Ecolab Inc.                                            12,323,276
-------------------------------------------------------------------------------
Producer Manufacturing -- 0.9%
      443,350 Molex Inc., Class A Shares                             12,036,952
-------------------------------------------------------------------------------

                      See Notes to Financial Statements.


  10 Smith Barney Mid Cap Core Fund | 2001 Semi-Annual Report to Shareholders

 Schedule of Investments (unaudited) (continued)                   May 31, 2001


   SHARES                  SECURITY                   VALUE
----------------------------------------------------------------
Retail -- 3.2%
     247,650 Bed Bath & Beyond Inc.*               $  7,323,011
     184,750 Best Buy Co., Inc.*+                     9,819,463
     259,300 Darden Restaurants, Inc.                 7,234,470
     368,125 Dollar Tree Stores, Inc.*                9,490,263
     107,550 Federated Department Stores, Inc.*       4,818,240
     114,700 Williams-Sonoma, Inc.*                   3,863,096
---------------------------------------------------------------
                                                     42,548,543
---------------------------------------------------------------
Technology -- 16.0%
     730,850 ADC Telecommunications, Inc.*            5,612,928
     561,550 Apple Computer, Inc.*                   11,202,923
     169,300 Applied Micro Circuits Corp.*            3,059,251
     104,650 CheckFree Corp.*                         4,056,234
     272,450 Citrix Systems, Inc.*                    6,511,555
     117,300 Comverse Technology, Inc.*               6,803,400
     212,400 DoubleClick, Inc.*                       2,771,820
     362,750 Fiserv, Inc.*                           19,991,153
     133,700 Gemstar TV Guide International, Inc.*    4,862,669
     224,620 Intuit Inc.*                             7,201,317
     303,360 Jabil Circuit, Inc.*                     8,912,717
      50,150 Juniper Networks, Inc.*                  2,132,880
     296,360 L-3 Communications Holdings, Inc.*      26,227,860
     132,240 Lexmark International, Inc.*             8,197,558
     155,057 Maxim Integrated Products, Inc.*         7,911,008
     188,200 Mercury Interactive Corp.*              11,148,968
     330,850 National Semiconductor Corp.*            8,774,142
     177,500 Novellus Systems, Inc.*                  8,502,250
     248,600 Sanmina Corp.*                           6,727,116
     288,810 Siebel Systems, Inc.*                   13,100,422
     304,200 Symbol Technologies, Inc.                7,802,730
     147,060 VERITAS Software Corp.*+                 9,742,725
     116,050 Vitesse Semiconductor Corp.*             2,867,596
     320,450 Waters Corp.*                           15,919,956
     130,050 Xilinx, Inc.*+                           5,364,563
---------------------------------------------------------------
                                                    215,405,741
---------------------------------------------------------------
Telecommunications -- 1.6%
     141,900 Amdocs Ltd.*                             8,769,420
     180,150 Time Warner Telecom Inc.*                7,377,143
     265,225 TyCom Ltd.*                              4,721,005
---------------------------------------------------------------
                                                     20,867,568
---------------------------------------------------------------
Transportation -- 1.9%
     229,650 Carnival Corp.                           6,483,020
     224,850 CNF Inc.                                 7,163,721
     482,704 Knightsbridge Tankers Ltd.              12,178,622
---------------------------------------------------------------
                                                     25,825,363
---------------------------------------------------------------

                      See Notes to Financial Statements.


  11 Smith Barney Mid Cap Core Fund | 2001 Semi-Annual Report to Shareholders

 Schedule of Investments (unaudited) (continued)                   May 31, 2001


   SHARES                                                 SECURITY                                                   VALUE
--------------------------------------------------------------------------------------------------------------------------------
Utilities -- 2.7%
     365,650 AES Corp.*+                                                                                         $   16,600,510
     145,845 American Water Works Co., Inc.                                                                           4,477,442
     266,000 Calpine Corp.*                                                                                          13,113,800
     162,648 The Montana Power Co.*                                                                                   2,081,894
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     36,273,646
-------------------------------------------------------------------------------------------------------------------------------
             TOTAL COMMON STOCK
             (Cost -- $999,327,209)                                                                               1,210,126,006
-------------------------------------------------------------------------------------------------------------------------------
    FACE
   AMOUNT                                                 SECURITY                                                   VALUE

--------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 10.3%
$138,876,000 Goldman, Sachs & Co., 4.020% due 6/1/01; Proceeds at maturity -- $138,891,508; (Fully collateralized by U.S. Treasury Bills, Notes & Bonds, 0.000% to 10.375% due 11/23/01 to 4/15/29;
                Market value -- $141,653,654) (Cost -- $138,876,000)                                                138,876,000
-------------------------------------------------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100%
             (Cost -- $1,138,203,209**)                                                                          $1,349,002,006
-------------------------------------------------------------------------------------------------------------------------------

* Non-income producing security.
+ A portion of this security has been segregated for futures contracts commitments.
**Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.


  12 Smith Barney Mid Cap Core Fund | 2001 Semi-Annual Report to Shareholders

 Statement of Assets and Liabilities (unaudited)                   May 31, 2001


 ASSETS:
    Investments, at value (Cost -- $999,327,209)                                     $1,210,126,006
    Repurchase agreement, at value (Cost -- $138,876,000)                               138,876,000
    Cash                                                                                        187
    Receivable for securities sold                                                        2,733,947
    Receivable for Fund shares sold                                                       2,356,744
    Receivable from broker -- variation margin                                            1,081,600
    Receivable from affiliate                                                               133,475
    Dividends and interest receivable                                                       487,128
-----------------------------------------------------------------------------------------------------
    Total Assets                                                                      1,355,795,087
-----------------------------------------------------------------------------------------------------
 LIABILITIES:
    Management fee payable                                                                  843,336
    Distribution fees payable                                                               350,494
    Payable for Fund shares purchased                                                        16,854
    Accrued expenses                                                                        586,612
-----------------------------------------------------------------------------------------------------
    Total Liabilities                                                                     1,797,296
-----------------------------------------------------------------------------------------------------
 Total Net Assets                                                                    $1,353,997,791
-----------------------------------------------------------------------------------------------------
 NET ASSETS:
    Par value of shares of beneficial interest                                       $       65,985
    Capital paid in excess of par value                                               1,153,826,541
    Accumulated net investment loss                                                      (2,525,275)
   Accumulated net realized loss from security transactions and futures contracts       (17,724,622)
    Net unrealized appreciation of investments and futures contracts                    220,355,162
-----------------------------------------------------------------------------------------------------
 Total Net Assets                                                                    $1,353,997,791
-----------------------------------------------------------------------------------------------------
 Shares Outstanding:
    Class 1                                                                                 217,854
-------------------------------------------------------------------------------------------------
   Class A                                                                               15,807,818
-------------------------------------------------------------------------------------------------
   Class B                                                                               25,253,609
-------------------------------------------------------------------------------------------------
   Class L                                                                               18,849,738
-------------------------------------------------------------------------------------------------
   Class Y                                                                                5,855,580
-------------------------------------------------------------------------------------------------
Net Asset Value:
   Class 1 (and redemption price)                                                            $20.85
-------------------------------------------------------------------------------------------------
   Class A (and redemption price)                                                            $20.80
-------------------------------------------------------------------------------------------------
   Class B *                                                                                 $20.36
-------------------------------------------------------------------------------------------------
   Class L **                                                                                $20.36
-------------------------------------------------------------------------------------------------
   Class Y (and redemption price)                                                            $20.97
-------------------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
   Class 1 (net asset value plus 9.29% of net asset value per share)                         $22.79
-------------------------------------------------------------------------------------------------
   Class A (net asset value plus 5.26% of net asset value per share)                         $21.89
-------------------------------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value per share)                         $20.57
-----------------------------------------------------------------------------------------------------

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed less than one year from initial purchase (See Note 2).
**Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                      See Notes to Financial Statements.


  13 Smith Barney Mid Cap Core Fund | 2001 Semi-Annual Report to Shareholders

 Statement of Operations (unaudited)      For the Six Months Ended May 31, 2001


INVESTMENT INCOME:
   Interest                                                                     $   4,059,841
   Dividends                                                                        3,695,497
-----------------------------------------------------------------------------------------------
   Total Investment Income                                                          7,755,338
-----------------------------------------------------------------------------------------------
EXPENSES:
   Management fee (Note 2)                                                          4,780,932
   Distribution fees (Note 2)                                                       4,577,533
   Shareholder and system servicing fees                                              659,480
   Registration fees                                                                  134,151
   Shareholder communications                                                          47,805
   Custody                                                                             33,506
   Trustees' fees                                                                      21,753
   Audit and legal                                                                     16,453
   Other                                                                                9,000
-----------------------------------------------------------------------------------------------
   Total Expenses                                                                  10,280,613
-----------------------------------------------------------------------------------------------
Net Investment Loss                                                                (2,525,275)
-----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 3 AND 6):
   Realized Loss From:
     Security transactions (excluding short-term securities)                          674,877
     Futures contracts                                                            (17,024,422)
-----------------------------------------------------------------------------------------------
   Net Realized Loss                                                              (16,349,545)
-----------------------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments and Futures Contracts:
     Beginning of period                                                          151,615,414
     End of period                                                                220,355,162
-----------------------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation                                         68,739,748
-----------------------------------------------------------------------------------------------
Net Gain on Investments and Futures Contracts                                      52,390,203
-----------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                            $49,864,928
-----------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


  14 Smith Barney Mid Cap Core Fund | 2001 Semi-Annual Report to Shareholders

 Statements of Changes in Net Assets


For the Six Months Ended May 31, 2001 (unaudited) and the Year Ended November 30, 2000

                                                             2001             2000
-----------------------------------------------------------------------------------------
OPERATIONS:
   Net investment loss                                  $   (2,525,275) $    (1,204,703)
   Net realized gain (loss)                                (16,349,545)      78,777,412
   Increase in net unrealized appreciation                  68,739,748       20,094,493
-----------------------------------------------------------------------------------------
   Increase in Net Assets From Operations                   49,864,928       97,667,202
-----------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                            --               --
   Net realized gains                                               --      (80,127,028)
-----------------------------------------------------------------------------------------
     Decrease in Net Assets from Distributions to
     Shareholders                                                   --      (80,127,028)
-----------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
   Net proceeds from sale of shares                        341,236,307    1,508,859,727
   Net asset value of shares issued in connection with
     the transfer of Smith Barney Investment Series --
     Mid Cap Fund's net assets (Note 8)                             --       98,824,106
   Net asset value of shares issued for reinvestment
     of dividends                                                   --       67,755,326
   Cost of shares reacquired                              (209,014,038)  (1,176,665,886)
-----------------------------------------------------------------------------------------
   Increase in Net Assets From Fund Share Transactions     132,222,269      498,773,273
-----------------------------------------------------------------------------------------
Increase in Net Assets                                     182,087,197      516,313,447
NET ASSETS:
   Beginning of period                                   1,171,910,594      655,597,147
-----------------------------------------------------------------------------------------
   End of period*                                       $1,353,997,791  $ 1,171,910,594
-----------------------------------------------------------------------------------------
* Includes accumulated net investment loss of:             $(2,525,275)              --
-----------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


  15 Smith Barney Mid Cap Core Fund | 2001 Semi-Annual Report to Shareholders

 Notes to Financial Statements (unaudited)


1. Significant Accounting Policies
Smith Barney Mid Cap Core Fund ("Fund") is a separate diversified investment fund of the Smith Barney Investment Trust ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Fund and six other separate investment funds: Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Large Capitalization Growth Fund, Smith Barney S&P 500 Index Fund, Smith Barney U.S. 5000 Index Fund and Smith Barney International Index Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government and agency obligations are valued at the bid price. Investments in securities for which market quotations are not available are valued at fair value as determined in good faith by the Board of Directors; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis; (e) gains or losses on the sale of securities are calculated by using the specific identification method;
(f) direct expenses are charged to each class; investment advisory fees and general Fund expenses are allocated on the basis of relative net assets by class; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At November 30, 2000, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net investment loss amounting to $29,960 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this adjustment; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Investment Management Agreement and Other Transactions
Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The Fund pays SBFM a management fee calculated at an annual rate of 0.75% of the average daily net assets. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the six months ended May 31, 2001, the Fund paid transfer agent fees of $546,889 to CFTC.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. In addition, SSB acts as the primary broker for the Fund's agency transactions. Certain other broker-dealers, continue to sell Fund shares to the public as members of the selling group.

There are maximum initial sales charges of 8.50%, 5.00% and 1.00% for Class 1, A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares


  16 Smith Barney Mid Cap Core Fund | 2001 Semi-Annual Report to Shareholders also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended May 31, 2001, SSB received sales charges of approximately $17,000, $2,406,000 and $454,000 on sales of the Fund's Class 1, A and L shares, respectively. In addition, for the six months ended May 31, 2001, CDSCs paid to SSB were approximately:

                              Class A Class B  Class L

-------------------------------------------------------
CDSCs                         $2,000  $542,000 $47,000
------------------------------------------------------

Pursuant to a Distribution Plan the Fund pays a service fee with respect to its Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. For the six months ended May 31, 2001, total Distribution Plan fees were as follows:

                              Class A   Class B    Class L

-------------------------------------------------------------
Distribution Plan Fees        $386,847 $2,441,563 $1,749,123
------------------------------------------------------------

All officers and one Trustee of the Fund are employees of SSB.

3. Investments
During the six months ended May 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

--------------------------------------------------------------
Purchases                                         $454,868,802
--------------------------------------------------------------
Sales                                              277,963,651
--------------------------------------------------------------

At May 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

---------------------------------------------------------------
Gross unrealized appreciation                     $277,296,666
Gross unrealized depreciation                      (66,497,869)
---------------------------------------------------------------
Net unrealized appreciation                       $210,798,797
---------------------------------------------------------------

4. Repurchase Agreements
The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Lending of Portfolio Securities
The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At May 31, 2001, the Fund had no securities on loan.


  17 Smith Barney Mid Cap Core Fund | 2001 Semi-Annual Report to Shareholders

6. Futures Contracts
Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

At May 31, 2001, the Fund had the following open futures contracts:

                           # of                  Basis       Market    Unrealized
Purchased Contracts      Contracts Expiration    Value       Value        Gain
----------------------------------------------------------------------------------
MidCap 400 Index            416       6/01    $99,061,235 $108,617,600 $9,556,365
---------------------------------------------------------------------------------

7. Options Contracts
Premiums paid when put or call options are purchased by the Fund represents investments, which are marked-to-market daily and are included in the schedule of investments. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At May 31, 2001, the Fund did not hold any purchased call or put option contracts.

When the Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

During the six months ended May 31, 2001, the Fund did not enter into any written covered call or put option contracts.


  18 Smith Barney Mid Cap Core Fund | 2001 Semi-Annual Report to Shareholders

8. Transfer of Net Assets
On October 6, 2000, the Fund acquired the assets and liabilities of the Smith Barney Investment Series -- Mid Cap Fund ("Mid Cap Fund") pursuant to a plan of reorganization approved by Mid Cap Fund shareholders on February 24, 2000. Total shares issued by the Fund, the total net assets of the Mid Cap Fund and total net assets of the Fund on the date of the transfer were as follows:

                   Shares Issued Total Net Assets of the Total Net Assets
Acquired Portfolio  by the Fund       Mid Cap Fund         of the Fund
--------------------------------------------------------------------------
   Mid Cap Fund      4,172,735         $98,824,106        $1,270,176,133
-------------------------------------------------------------------------

The total net assets of the Mid Cap Fund before acquisition include unrealized appreciation of $17,043,378. Total net assets of the Fund immediately after the transfer were $1,369,000,239. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

9. Shares of Beneficial Interest
At May 31, 2001, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain expenses, including those specifically related to the distribution of its shares.

At May 31, 2001, total paid-in capital amounted to the following for each class:

                               Class 1     Class A      Class B      Class L      Class Y
--------------------------------------------------------------------------------------------
Total Paid-in Capital         $4,562,909 $287,940,491 $442,970,592 $341,165,248 $77,253,286
-------------------------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                                                             Six Months Ended               Year Ended
                                                                               May 31, 2001             November 30, 2000
                                                                        -------------------------- ----------------------------
                                                                          Shares        Amount        Shares        Amount
--------------------------------------------------------------------------------------------------------------------------------
Class 1+
Shares sold                                                                 54,346  $   1,110,699      169,173  $    4,026,798
Net asset value of shares issued in connection with the transfer of the
  Smith Barney Investment Series -- Mid Cap Fund's net assets                   --             --      144,193       3,446,788
Shares issued on reinvestment                                                   --             --        9,356         210,427
Shares reacquired                                                          (14,363)      (285,644)    (144,851)     (3,474,742)
-------------------------------------------------------------------------------------------------------------------------------
Net Increase                                                                39,983  $     825,055      177,871  $    4,209,271
-------------------------------------------------------------------------------------------------------------------------------
Class A
Shares sold                                                              7,968,662  $ 164,998,343   44,910,875  $1,016,793,720
Net asset value of shares issued in connection with the transfer of the
  Smith Barney Investment Series -- Mid Cap Fund's net assets                   --             --    1,552,579      37,104,985
Shares issued on reinvestment                                                   --             --      818,608      18,273,571
Shares reacquired                                                       (6,374,785)  (131,733,631) (40,426,938)   (918,467,720)
-------------------------------------------------------------------------------------------------------------------------------
Net Increase                                                             1,593,877  $  33,264,712    6,855,124  $  153,704,556
-------------------------------------------------------------------------------------------------------------------------------

+ Transactions are for the period from September 12, 2000 (inception date) to November 30, 2000.


  19 Smith Barney Mid Cap Core Fund | 2001 Semi-Annual Report to Shareholders

                                            Six Months Ended              Year Ended
                                              May 31, 2001            November 30, 2000
                                        ------------------------- --------------------------
                                          Shares       Amount       Shares        Amount
---------------------------------------------------------------------------------------------
Class B
Shares sold                              4,113,625  $ 82,816,783   9,488,454  $ 210,431,530
  Net asset value of shares issued in
  connection with the transfer of the
  Smith Barney Investment Series -- Mid
  Cap Fund's net assets                         --            --   2,475,963     58,272,333
Shares issued on reinvestment                   --            --   1,343,915     29,469,748
Shares reacquired                       (2,238,473)  (44,396,344) (3,888,111)   (87,477,490)
--------------------------------------------------------------------------------------------
Net Increase                             1,875,152  $ 38,420,439   9,420,221  $ 210,696,121
--------------------------------------------------------------------------------------------
Class L
Shares sold                              4,537,713  $ 92,172,061   6,562,900  $ 144,740,856
Shares issued on reinvestment                   --            --     903,388     19,800,912
Shares reacquired                       (1,311,576)  (25,762,988) (1,383,130)   (29,876,149)
--------------------------------------------------------------------------------------------
Net Increase                             3,226,137  $ 66,409,073   6,083,158  $ 134,665,619
--------------------------------------------------------------------------------------------
Class Y
Shares sold                                  6,564  $    138,421   5,986,052  $ 132,866,823
Shares issued on reinvestment                   --            --          30            668
Shares reacquired                         (320,781)   (6,835,431) (6,118,247)  (137,369,785)
--------------------------------------------------------------------------------------------
Net Decrease                              (314,217) $ (6,697,010)   (132,165) $  (4,502,294)
--------------------------------------------------------------------------------------------


  20 Smith Barney Mid Cap Core Fund | 2001 Semi-Annual Report to Shareholders

 Financial Highlights



For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

Class 1 Shares                           2001/(1)(2)/ 2000/(2)(3)/
-------------------------------------------------------------------
Net Asset Value, Beginning of Period       $19.91       $25.17
-------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                       0.03         0.04
 Net realized and unrealized gain (loss)     0.91        (3.97)
-------------------------------------------------------------------
Total Income (Loss) From Operations          0.94        (3.93)
-------------------------------------------------------------------
Less Distributions From:
 Net investment income                         --           --
 Net realized gains                            --        (1.33)
-------------------------------------------------------------------
Total Distributions                            --        (1.33)
-------------------------------------------------------------------
Net Asset Value, End of Period             $20.85       $19.91
-------------------------------------------------------------------
Total Return                                 4.72%++    (16.23)%++
-------------------------------------------------------------------
Net Assets, End of Period (000s)           $4,542       $3,542
-------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                    0.88%+       0.88%+
 Net investment income                       0.34+        0.72+
-------------------------------------------------------------------
Portfolio Turnover Rate                        25%          69%
-------------------------------------------------------------------

(1) For the six months ended May 31, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) For the period from September 12, 2000 (inception date) to November 30,
    2000.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.



  21 Smith Barney Mid Cap Core Fund | 2001 Semi-Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

Class A Shares                       2001/(1)(2)/ 2000/(2)/ 1999/(2)/ 1998/(2)(3)/
-----------------------------------------------------------------------------------
Net Asset Value, Beginning of Period    $19.89      $17.74    $13.63     $11.40
-----------------------------------------------------------------------------------
Income From Operations:
 Net investment income                    0.01        0.07      0.04       0.02
 Net realized and unrealized gain         0.90        3.55      4.63       2.21
-----------------------------------------------------------------------------------
Total Income From Operations              0.91        3.62      4.67       2.23
-----------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                      --          --     (0.01)        --
 Net realized gains                         --       (1.47)    (0.55)        --
-----------------------------------------------------------------------------------
Total Distributions                         --       (1.47)    (0.56)        --
-----------------------------------------------------------------------------------
Net Asset Value, End of Period          $20.80      $19.89    $17.74     $13.63
-----------------------------------------------------------------------------------
Total Return                              4.58%++    19.59%    34.36%     19.56%++
-----------------------------------------------------------------------------------
Net Assets, End of Period (000s)      $328,841    $282,739  $130,534    $36,760
-----------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                 1.14%+      1.15%     1.16%      1.27%+
 Net investment income                    0.08+       0.31      0.21       0.78+
-----------------------------------------------------------------------------------
Portfolio Turnover Rate                     25%         69%       61%        15%
-----------------------------------------------------------------------------------

Class B Shares                       2001/(1)(2)/ 2000/(2)/ 1999/(2)/ 1998/(2)(3)/
-----------------------------------------------------------------------------------
Net Asset Value, Beginning of Period    $19.54      $17.58    $13.60     $11.40
-----------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income (loss)            (0.07)      (0.10)    (0.09)      0.00*
 Net realized and unrealized gain         0.89        3.53      4.62       2.20
-----------------------------------------------------------------------------------
Total Income From Operations              0.82        3.43      4.53       2.20
-----------------------------------------------------------------------------------
Less Distributions From:
 Net realized gains                         --       (1.47)    (0.55)        --
-----------------------------------------------------------------------------------
Total Distributions                         --       (1.47)    (0.55)        --
-----------------------------------------------------------------------------------
Net Asset Value, End of Period          $20.36      $19.54    $17.58     $13.60
-----------------------------------------------------------------------------------
Total Return                              4.20%++    18.68%    33.43%     19.30%++
-----------------------------------------------------------------------------------
Net Assets, End of Period (000s)      $514,092    $456,844  $245,317    $69,153
-----------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                 1.92%+      1.90%     1.90%      2.01%+
 Net investment income (loss)            (0.70)+     (0.44)    (0.54)      0.02+
-----------------------------------------------------------------------------------
Portfolio Turnover Rate                     25%         69%       61%        15%
-----------------------------------------------------------------------------------

(1) For the six months ended May 31, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) For the period from September 1, 1998 (inception date) to November 30,
    1998.
 *  Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.



  22 Smith Barney Mid Cap Core Fund | 2001 Semi-Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

Class L Shares                          2001/(1)(2)/ 2000/(2)/  1999/(2)/   1998/(2)(3)/
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $19.54      $17.57     $13.60       $11.40
----------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)              (0.07)      (0.10)     (0.09)        0.00*
  Net realized and unrealized gain           0.89        3.54       4.61         2.20
----------------------------------------------------------------------------------------
Total Income From Operations                 0.82        3.44       4.52         2.20
----------------------------------------------------------------------------------------
Less Distributions From:
  Net realized gains                           --       (1.47)     (0.55)          --
----------------------------------------------------------------------------------------
Total Distributions                            --       (1.47)     (0.55)          --
----------------------------------------------------------------------------------------
Net Asset Value, End of Period             $20.36      $19.54     $17.57       $13.60
----------------------------------------------------------------------------------------
Total Return                                 4.20%++    18.75%     33.35%       19.30%++
----------------------------------------------------------------------------------------
Net Assets, End of Period (000s)         $383,741    $305,297   $167,671      $45,045
----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                   1.90%+      1.90%      1.90%        2.01%+
  Net investment income (loss)              (0.69)+     (0.44)     (0.54)        0.03+
----------------------------------------------------------------------------------------
Portfolio Turnover Rate                        25%         69%        61%          15%
----------------------------------------------------------------------------------------
Class Y Shares                          2001/(1)(2)/ 2000/(2)/ 1999/(2)(4)/
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $20.02      $17.78     $13.65
----------------------------------------------------------------------------------------
Income From Operations:
  Net investment income                      0.04        0.14       0.08
  Net realized and unrealized gain           0.91        3.57       4.61
----------------------------------------------------------------------------------------
Total Income From Operations                 0.95        3.71       4.69
----------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        --          --      (0.01)
  Net realized gains                           --       (1.47)     (0.55)
----------------------------------------------------------------------------------------
Total Distributions                            --       (1.47)     (0.56)
----------------------------------------------------------------------------------------
Net Asset Value, End of Period             $20.97      $20.02     $17.78
----------------------------------------------------------------------------------------
Total Return                                 4.75%++    20.06%     34.49%++
----------------------------------------------------------------------------------------
Net Assets, End of Period (000s)         $122,782    $123,489   $112,075
----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                   0.79%+      0.82%      0.82%+
  Net investment income                      0.43+       0.63       0.50+
----------------------------------------------------------------------------------------
Portfolio Turnover Rate                        25%         69%        61%
----------------------------------------------------------------------------------------

(1) For the six months ended May 31, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) For the period from September 1, 1998 (inception date) to November 30,
    1998.
(4) For the period from December 3, 1998 (inception date) to November 30, 1999.
 *  Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

  23 Smith Barney Mid Cap Core Fund | 2001 Semi-Annual Report to Shareholders

                                 SMITH BARNEY
                               MID CAP CORE FUND



            TRUSTEES                    INVESTMENT MANAGER
            Herbert Barg                Smith Barney Fund
            Alfred J. Bianchetti        Management LLC
            Martin Brody
            Dwight B. Crane             DISTRIBUTOR
            Burt N. Dorsett             Salomon Smith Barney Inc.
            Elliot S. Jaffe
            Stephen E. Kaufman          CUSTODIAN
            Joseph J. McCann            PFPC Trust Company
            Heath B. McLendon, Chairman
            Cornelius C. Rose, Jr.      TRANSFER AGENT
                                        Citi Fiduciary Trust Company
            James J. Crisona, Emeritus  125 Broad Street, 11th Floor
                                        New York, New York 10004
            OFFICERS
            Heath B. McLendon           SUB-TRANSFER AGENT
            President and               PFPC Global Fund Services
            Chief Executive Officer     P.O. Box 9699
                                        Providence, Rhode Island
            Lewis E. Daidone            02940-9699
            Senior Vice President
            and Treasurer

            Lawrence Weissman, CFA
            Vice President and
            Investment Officer

            Paul A. Brook
            Controller

            Christina T. Sydor
            Secretary

   Smith Barney Mid Cap Core Fund




 This report is submitted for the general information of shareholders of Smith Barney Investment Trust -- Smith Barney Mid Cap Core Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after August 31, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY MID CAP CORE FUND
 Smith Barney Mutual Funds
 7 World Trade Center
 New York, New York 10048

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds


           SalomonSmithBarney
 ----------------------------
 A member of citigroup [LOGO]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD01675 7/01